Exhibit 99.1

Investor Day 2024

‐ ‐ Disclaimers

Welcome & Opening Remarks • • • • •

Investor Day Agenda

Investor Day Speakers

Company Overview & Investment Thesis

Company Overview • • • • • • •

About CBU • • • • • • • • • • • • • • • •

How We Operate: Our Core Values

Our Evolution Into a Diversified Financial Company • • • • •

Our Investment Thesis: • • • • • •

Below Average Risk

Above Average Returns

Our System Produces Premium Results 10Yr Avg. Relative Premium to KRX (median): 4.2x 5Yr Avg. Relative Premium to KRX (median): 6.1x Current Relative Premium to KRX (median): 5.0x

Our Opportunity Set: Banking (CBNA) 2023 Summary of Deposits $ in Millions Buffalo, NY MSA Rochester, NY MSA Syracuse, NY MSA Albany, NY MSA Deposit Market Size: $76,153 $32,626 $18,975 $47,811 Market 5-Year CAGR: 11.8% 7.4% 6.4% 16.1% CBNA Deposits: $237 $813 $1,052 $183 CBNA Market Share: 0.3% 2.5% 5.5% 0.4% CBNA 5-Year CAGR: 12.6% 14.1% 4.9% 1.0% CBNA Branches: 3 12 14 6 CBNA De Novo: 3 3 4 3 2023 Summary of Deposits $ in Millions Allentown, PA MSA Springfield, MA MSA Manchester NH, MSA Total Selected MSAs Deposit Market Size: $25,180 $15,924 $18,790 $235,459 Market 5-Year CAGR: 11.6% 6.5% 7.1% 10.6% CBNA Deposits: $62 $31 $0 $2,378 CBNA Market Share: 0.3% 0.2% 0.0% 1.0% CBNA 5-Year CAGR: 6.6% (3.6%) NA 7.6% CBNA Branches: 2 1 0 38 CBNA De Novo: 3 1 1 18 #1 or #2 deposit market share position in 66% of the towns we do business in

Our Opportunity Set: Employee Benefit Services (BPAS) Industry Note 5: There are over 111 million benefit plan participants in the United States BPAS 10Yr Operating Revenue CAGR2 :12.1% 5Yr Operating Revenue CAGR2 : 5.9% 3Yr Operating Revenue CAGR2 : 6.1% 880,000+ 6 Top 5

Our Opportunity Set: Insurance Services (OneGroup) OneGroup 7Yr Operating Revenue CAGR3 : 9.8% 5Yr Operating Revenue CAGR3 : 8.6% 3Yr Operating Revenue CAGR3 : 13.9% Top 5 13 66th Industry Note 6: The top 75 insurance agencies have grown revenue at a 13% CAGR (2019 – 2022)

Wealth 10Yr Operating Revenue CAGR2 : 8.3% 5Yr Operating Revenue CAGR2 : 6.1% 3Yr Operating Revenue CAGR2 : 3.6% Our Opportunity Set: Wealth Management Services $12.5B 15.4%

Consistently Improving Productivity 5Yr Op. Rev / FTE CAGR2 : 4.6% 5Yr Op. Rev / FTE CAGR2 : 1.6% 5Yr Op. Rev / FTE CAGR2 : 5.5% 5Yr Op. Rev / FTE CAGR2 : 3.4%

How Our System Works • • Banking • • • • • • • Insurance Wealth Benefits • Insurance Wealth Banking Our Community Our Financial Solutions Our System • • • Benefits

• Local Growth Opportunities • • • • • • U.S. Avg: 1.60% > 2.5% 1.5% - 2.5% 0% - 1.5% < 0% Non-MSA; excluded

Banking

Banking • • • • • • •

CBNA at a Glance • • • • • • • Ranked as one of America’s most trustworthy banks of 2023 by Newsweek

Liquidity & Credit Are Our Foundational Strengths • • • 2 2

We Have Grown Net Interest Income Every Year Since 2006

Business Line Summary • • • • • • • • • •

Loan Portfolios & Asset Quality

Our Banking Evolution ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

De-centralized Regional Structure

Established Growth Capabilities Across All Regions

Retail & Business Banking • • • • • • • • • • • •

Optimizing Delivery Channels for Growth • • • •

• • • • • • • • • Digital Banking Capabilities

Consumer Lending • • • • • • • • • • •

• • • • • • Consumer Lending

Commercial Banking

Commercial Lending 0.07% 10-year average net-charge off ratio (2014-2023) NOO CRE represents 197% of total bank-level capital compared to the KRX bank-held median of 242%

Commercial Banking Initiatives • • • • • • • • • • • •

Expansion Markets Opportunity 2023 Summary of Deposits $ in Millions Buffalo, NY MSA Rochester, NY MSA Syracuse, NY MSA Albany, NY MSA Allentown, PA MSA Springfield, MA MSA Manchester NH, MSA Deposit Market Size: $76,153 $32,626 $18,975 $47,811 $25,180 $15,924 $18,790 Market 5-Year CAGR: 11.8% 7.4% 6.4% 16.1% 11.6% 6.5% 7.1% CBNA Deposits: $237 $813 $1,052 $183 $62 $31 $0 CBNA Market Share: 0.3% 2.5% 5.5% 0.4% 0.3% 0.2% 0.0% CBNA 5-Year CAGR: 12.6% 14.1% 4.9% 1.0% 6.6% (3.6%) NA CBNA Branches: 3 12 14 6 2 1 0 CBNA De Novo: 3 3 4 3 3 1 1 #1 Market Share Company: M&T Bank Corp. ESL FCU M&T Bank Corp. Citizens Financial Group Inc. Wells Fargo & Co. Peoples Bancorp Citizens Financial Group Inc. 2023 Market Share: 65.4% 17.2% 19.5% 23.6% 16.2% 14.3% 24.2% Top 3 Institution Market Share: 79.6% 40.4% 46.8% 55.5% 35.2% 38.8% 61.8% Top Non-Super Regional, Non-Credit Union Market Share: Northwest Bancshares, Inc. Canandaigua National Corp. NBT Bancorp Inc. TrustCo Bank Corp NY Fulton Financial Corp Peoples Bancorp Primary Bank 2023 Market Share: 3.2% 11.0% 6.8% 7.2% 7.3% 14.3% 3.1%

Expansion Markets

What the Future Brings

Employee Benefit Services

Employee Benefit Services • • • • • • •

One Company, One Call • • • • • • • •

BPAS at a Glance

Our History

Well Positioned For Success in a Growing Industry

Business Line Summary • • • • • •

Revenue Model & Performance 10Yr Operating Revenue CAGR1,4: 12.1% 3Yr Avg. Operating Margin3,5: 42.9% TTM Revenue by Source 51% asset-based 45% fee-based 4% other

Recordkeeping & TPA • • • • • • • • • • • • • •

How We Win in Recordkeeping • • • • • • • • • • • • •

State of the Art Technology

Other Revenue Verticals • • • • • • • • • • • • • • • • • • • • • • • •

CIT Fund Administration BPAS is one of the three largest special purpose trust companies focused on collective funds3 • • • • • • • Industry Note: Morningstar notes that CITs now represent 49% of total DC plan assets and will overtake mutual funds this year as the most popular target-date vehicle 2

Future Outlook

Insurance Services

Insurance Services • • • • • •

Insurance Services • • • • • • • • • • • •

OneGroup at a Glance

• • • • Insurance Brokerage Industry

Favorable Business Mix With Deep Specialties

Lines of Business • • • • • • • • • •

Revenue Performance 7Yr Operating Revenue CAGR1,4: 9.8% 3Yr Avg. Operating Margin3,5: 18.8%

Carrier Depth • •

Future Outlook

Wealth Management Services

Wealth Management Services • • • • •

Wealth Management Services • • • • • • • • • • •

Well Positioned For Success in a Growing Industry

Uniquely Broad and Deep Capabilities • • • • • • • • • • • • • • • • • •

Trended Results

Wealth Management Services: Financial Performance 10Yr Operating Revenue CAGR1,4: 8.3% 3Yr Avg. Operating Margin3,5: 31.2%

Future Outlook

Risk Management

Risk Management • • • • • • •

Risk Management Framework

CBNA’s Lending Philosophy & Credit Risk Management

Debt-to-Income Ratio

Loan Losses

Loan Mix Comparison

Retail Lending

Funding Metrics

Deposit Granularity $17 $32 $0 $100 $200 $300 $400 $500 $600 CBNA Industry Thousands Average Deposit Account Balance $201 $508 $1,120 $0 $200 $400 $600 $800 $1,000 $1,200 First Republic Signature SVB Thousands Average Deposit Account Balance

Financial Performance

Financial Performance • • • • • • • •

Fundamental Elements of Our Enduring Success

• • Focus on Revenue Quality, Diversification and Sustainable Results

Strong Asset Quality

Allowance Industry Comparison

• • • • • Core Deposit Strength 22% cycle to date deposit beta1 24% cycle to date funding beta1 30% cycle to date interest-bearing deposit beta1

Liquidity Position & Sources • • • • •

• • Solid Capital Position

Outperformance During Turbulence

Company Performance 9.3% 4.5% 1.29% 40% $1.29 0.06% $0.95 0.05%

Segment Performance 10Yr Operating Revenue CAGR3 : 12.1% 3Yr Avg. Operating Margin4 : 42.9% 10Yr Operating Revenue CAGR3 : 5.4% 3Yr Avg. Operating Margin4 : 38.9% 7Yr Operating Revenue CAGR3 : 9.8% 3Yr Avg. Operating Margin4 : 18.8% 10Yr Operating Revenue CAGR3 : 8.3% 3Yr Avg. Operating Margin4 : 31.2%

Capital Deployment Since 12/31/2018 46.5% operating payout ratio 53.1% payout ratio

Catalysts for Earnings Growth & Shareholder Value Creation

• • Loan Repricing Opportunity 28% of outstanding loan balances are expected to reprice or be repaid in the next 12 months1

• • Securities Redeployment Opportunity

Opportunities and Financial Targets • • • • • • • • • • •

Valuation Considerations

Valuation Considerations 10Yr Avg. Relative Premium to KRX (median): 4.2x 5Yr Avg. Relative Premium to KRX (median): 6.1x Current Relative Premium to KRX (median): 5.0x

P/E Reference Framework

5Yr Avg 10Yr Avg KRX (median): 1.52x 1.71x KRX (top quartile): 1.80x 2.05x Illustrative P/TBV Context

Closing Remarks

Closing Remarks ▪ ▪ ▪ ▪ ▪ ▪

Thank you!

Appendix

Glossary of Terms

Primary Subsidiaries

Board of Directors

KRX Peer Group

Multifamily & NOO CRE by Location

• • • • Reconciliation of GAAP and Non-GAAP

Pre-tax, Pre-provision Components

Operating Net Income

Net Interest Margin & Operating ROA

Operating Revenues

Equity-to-Assets

Book Value

Operating Noninterest Expenses

Core Results

Community FINANCIAL SYSTEM, INC.

SEPTEMBER 2024

Investor Day 2024

COMMUNITY FINANCIAL SYSTEM, INC. | NYSE: CBU

Disclaimers

Forward-Looking Statements

This presentation contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Forward-looking statements often use words such as "anticipate," "could," "target," "expect," "estimate," "intend," "plan," "goal," "forecast," "believe," or other words of similar meaning. These statements are based on the current beliefs and expectations of Community Financial System, Inc.'s (the "Company" or "CFSI") management and are subject to significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements. Moreover, the Company's plans, objectives and intentions are subject to change based on various factors (some of which are beyond the Company's control). Factors that could cause actual results to differ from those discussed in the forward-looking statements include: (1) adverse developments in the banking industry related to recent bank failures and the potential impact of such developments on customer confidence and regulatory responses to these developments; (2) current and future economic and market conditions, including the effects of changes in housing or vehicle prices, higher unemployment rates, disruptions in the commercial real estate market, labor shortages, supply chain disruption, inability to obtain raw materials and supplies, U.S. fiscal debt, budget and tax matters, geopolitical matters and conflicts, and any changes in global economic growth; (3) the effect of, and changes in, monetary and fiscal policies and laws, including future changes in Federal and state statutory income tax rates and interest rate and other policy actions of the Board of Governors of the Federal Reserve System; (4) the effect of changes in the level of checking or savings account deposits on the Company's funding costs and net interest margin including the possibility of a sudden withdrawal of the Company's deposits due to rapid spread of information or disinformation regarding the Company's well-being; (5) future provisions for credit losses on loans and debt securities; (6) changes in nonperforming assets; (7) the effect of a fall in stock market or bond prices on the Company's fee income businesses, including its employee benefit services, wealth management, and insurance businesses; (8) risks related to credit quality; (9) inflation, interest rate, liquidity, market and monetary fluctuations; (10) the strength of the U.S. economy in general and the strength of the local economies where the Company conducts its business; (11) the timely development of new products and services and customer perception of the overall value thereof (including features, pricing and quality) compared to competing products and services; (12) changes in consumer spending, borrowing and savings habits; (13) technological changes and implementation and financial risks associated with transitioning to new technology-based systems involving large multi-year contracts; (14) the ability of the Company to maintain the security, including cybersecurity, of its financial, accounting, technology, data processing and other operating systems, facilities and data, including customer data; (15) effectiveness of the Company's risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, the Company's ability to manage its credit or interest rate risk, the sufficiency of its allowance for credit losses and the accuracy of the assumptions or estimates used in preparing the Company's financial statements and disclosures; (16) failure of third parties to provide various services that are important to the Company's operations; (17) any acquisitions or mergers that might be considered or consummated by the Company and the costs and factors associated therewith, including differences in the actual financial results of the acquisition or merger compared to expectations and the realization of anticipated cost savings and revenue enhancements; (18) the ability to maintain and increase market share and control expenses; (19) the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of the Company and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, service fees, risk management, securities, capital requirements and other aspects of the financial services industry; (20) changes in the Company's organization, compensation and benefit plans and in the availability of, and compensation levels for, employees in its geographic markets; (21) the outcome of pending or future litigation and government proceedings; (22) the effect of opening new branches to expand the Company's geographic footprint, including the cost associated with opening and operating the branches and the uncertainty surrounding their success including the ability to meet expectations for future deposit and loan levels and commensurate revenues; (23) the effects of natural disasters could create economic and financial disruption; (24) other risk factors outlined in the Company's filings with the SEC from time to time; and (25) the success of the Company at managing the risks of the foregoing.

The foregoing list of important factors is not all-inclusive. For more information about factors that could cause actual results to differ materially from the Company's expectations, refer to the discussion under the heading "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed with the SEC on February 29, 2024. Any forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect events or circumstances after the date on which such statement is made. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

Note Regarding Non-GAAP Financial Measures

The Company also provides supplemental reporting of its results on an "operating", "core", or "tangible" basis. During the first quarter of 2024, the Company modified the presentation of its non-GAAP operating results to exclude amortization of intangible assets which the Company believes better reflects core performance across its segments and enhances comparability to both banking and nonbanking organizations. The prior period has been recast to conform to the current period presentation. Results on an "operating" basis exclude the after-tax effects of acquisition expenses, litigation accrual, restructuring expenses, gain on debt extinguishment, gain (loss) on sales of investment securities, unrealized gain (loss) on equity securities and amortization of intangible assets. Results on a "tangible" basis exclude goodwill and intangible asset balances, net of accumulated amortization and applicable deferred tax amounts. Although these items are non-GAAP measures, the Company's management believes this information helps investors and analysts measure underlying core performance and improves comparability to other organizations that have not engaged in acquisitions or restructuring activities. In addition, the Company provides supplemental reporting for "operating pre-tax, pre-provision net revenues," which excludes the provision for credit losses, acquisition expenses, litigation accrual, restructuring expenses, gain on debt extinguishment, gain (loss) on sales of investment securities, unrealized gain (loss) on equity securities and amortization of intangible assets from income before income taxes. Results on a core income basis are defined as net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain or loss on the sale of securities, amortization of intangibles, goodwill and nonrecurring items. Although operating pre-tax, pre-provision net revenue is a non-GAAP measure, the Company's management believes this information helps investors and analysts measure and compare the Company's performance through a credit cycle by excluding the volatility in the provision for credit losses associated with the impact of CECL, helps investors and analysts measure underlying core performance and improves comparability to other organizations that have not engaged in acquisitions or restructuring activities. The Company also provides supplemental reporting of its interest income, net interest income and net interest margin on a fully tax-equivalent ("FTE") basis, which includes an adjustment to interest income and net interest income that represents taxes that would have been paid had nontaxable investment securities and loans been taxable. Although fully tax-equivalent interest income, net interest income and net interest margin are non-GAAP measures, the Company's management believes this information helps enhance comparability of the performance of assets that have different tax liabilities. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. The disclosures within this presentation are unaudited.

Welcome & Opening Remarks



Presenter: Eric "Rick" Stickels

Title: Chair, CFSI Board of Directors

Years on Board: 8+

Years of Industry Experience: 40+

Professional Experience:

- Joined CBU Board related to the Oneida Financial Corp. transaction, elected Board Chairperson in 2022
- President, Chief Operating Officer at Oneida Financial Corp.
- EVP, Chief Financial Officer at Oneida Financial Corp.

Education:

- BS, Finance and Economics, Syracuse University
- ABA Stonier Graduate School of Banking

Community FINANCIAL SYSTEM, INC.

Investor Day Agenda

9:00 AM **Welcome and Opening Remarks**
Eric "Rick" Stickels | Chair, CFSI Board of Directors

9:05 AM **Company Overview & Investment Thesis**
Dimitar Karaivanov | *President & CEO*

9:20 AM **Banking**
Jeffrey Levy | *SVP & Chief Banking Officer*

9:40 AM **Employee Benefit Services**
Paul Neveu | *Chief Executive Officer, Benefit Plans Administrative Services (BPAS)*

10:00 AM **Insurance Services**
Pierre Morrisseau | *Chief Executive Officer, OneGroup*

10:15 AM **Q&A Session #1**

10:30 AM **Break**

10:45 AM **Wealth Management Services**
Michael Cerminaro | *President & CEO, Community Bank Wealth Management*

11:00 AM **Risk Management**
Daniel Bailey, CFA | *SVP, Chief Risk Officer*

11:15 AM **Financial Performance**
Joseph Sutaris | *EVP, Chief Financial Officer*

11:30 AM **Valuation Considerations**
Dimitar Karaivanov | *President & CEO*

11:40 AM **Q&A Session #2**

11:55 AM **Closing Remarks**
Dimitar Karaivanov | *President & CEO*

12:00 PM **Conclusion of Investor Day 2024**

Investor Day Speakers

8+ years average company tenure

30+ years average industry experience



Eric "Rick" Stickels
Chair, CFSI Board of Directors
Joined CBU: **2015**



Dimitar Karaivanov
President & Chief Executive Officer
Joined CBU: **2021**



Joseph Sutaris
Executive Vice President, Chief Financial Officer
Joined CBU: **2011**



Jeffrey Levy
Senior Vice President, Chief Banking Officer
Joined CBU: **2018**



Paul Neveu
Chief Executive Officer, Benefit Plans Administrative Services (BPAS)
Joined CBU: **2005**



Pierre Morrisseau
Chief Executive Officer, OneGroup
Joined CBU: **2015**



Michael Cerminaro
President & CEO, Community Bank Wealth Management
Joined CBU: **2023**



Daniel Bailey, CFA
Senior Vice President, Chief Risk Officer
Joined CBU: **2023**

Company Overview & Investment Thesis

COMMUNITY FINANCIAL SYSTEM, INC. | NYSE: CBU

Company Overview



Presenter: Dimitar Karaivanov

Title: President & Chief Executive Officer

Years at Company: 3

Years of Industry Experience: 20+

Professional Experience:

- Joined CBU in 2021 as EVP, promoted to COO in 2022 and CEO in 2024
- Managing Director, Financial Institutions Group at Lazard
- Managing Director, Financial Institutions Group at RBC Capital Markets

Education & Certifications:

- MBA, The Ohio State University Max M. Fisher College of Business
- ABA Stonier Graduate School of Banking
- CFA Charterholder, CFA Institute
- Professional Risk Manager, PRMIA

Community FINANCIAL SYSTEM, INC.

About CBU

SUCCESSFUL AND GROWING FINANCIAL SERVICES COMPANY operating four scaled, complementary business lines

	Community Financial System, Inc.	Banking	Employee Benefit Services	Insurance Services	Wealth Management Services
		Community Bank	BPAS	ONEGROUP	Community Bank Wealth Management
	Operating Revenue Mix (YTD)	• Large bank capabilities with local service • Strong market share	• Retirement Plan & Benefits Administration • Actuarial & Pension Services • Public-Sector Benefits & VEBA • Health & Welfare Plans • Collective Investment Fund	• Top 66 Insurance Broker in the U.S. • P&C, Benefits, HR Consulting • Offices in NY, PA, MA, FL and SC	• Investment & Insurance Services • Trust Services • Asset Management • Retirement Plan Consulting • Financial Planning • Outsourced Partner Solutions
TTM Operating Revenue[1]	**$712.7M** total revenues	**$503.8M** operating revenues[2]	**$129.7M** operating revenues[2]	**$48.3M** operating revenues[2]	**$35.6M** operating revenues[2]
3-Yr Operating Revenue[1,2] CAGR *(TTM basis)*	**5.5%**	**4.8%**	**6.1%**	**13.9%**	**3.6%**


40%
60%
Net Interest Income
Noninterest Revenues



[1] Operating revenue is a non-GAAP measure. Please see Appendix for details.
[2] Segment-level operating revenue results. Segment results include certain intercompany transactions that are eliminated in consolidation to Community Financial System, Inc. Segment-level operating results are presented utilizing methodology consistent with the Company's Segment Information disclosure in its Quarterly Report on Form 10Q for the periods ended March 31, 2024 and June 30, 2024 in accordance with Accounting Standards Codification 280: Segment Reporting.

Trailing twelve months ("TTM") and year to date ("YTD") figures used throughout this presentation refer to the period ending 6/30/2024 unless otherwise noted.

How We Operate: Our Core Values

Our Mission: “Contribute to the prosperity of our Community, including our clients, colleagues and shareholders.”

INTEGRITY

WE DO THE RIGHT THING

EXCELLENCE

WE ALWAYS BRING OUR BEST



TEAMWORK

WE WORK TOGETHER

HUMILITY

WE RESPECT EVERYONE

Our Evolution Into a Diversified Financial Company

YTD 2024 operating noninterest revenues were 40% of total operating revenues[1]

- Top decile fee income performer[2]
- Longstanding focus on growing high quality, recurring noninterest revenues reduces revenue volatility
- 74% of CBU's YTD 2024 operating noninterest revenues[1] derived from its financial services businesses
  - Providing important revenue diversification with lower capital intensity and higher ROA
  - Higher multiple businesses that support overall CBU return and valuation advantage

[2] Ranked in the top decile for noninterest revenue as a percentage of operating revenue among nationwide public banks with assets between $10 and $50 billion on a TTM basis

Operating Noninterest Revenues / Operating Revenues (FTE)[1]



45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
27.6%
20.9%
3.7%
3.4%
13.8%
24.0%
30.0%
3.9%
0.4%
10.6%
15.1%
18.2%
39.7%
4.9%
6.7%
17.6%
10.5%
KRX Median
CBU
2003
2013
YTD 2024
Banking Fees (CBU)
Employee Benefit Services (CBU)
Insurance Services (CBU)
Wealth Management (CBU)

[1] Operating noninterest revenues and operating revenues (FTE) are non-GAAP measures. Please see Appendix for details.

KRX peer group used throughout this presentation can be found in the appendix.

Our Investment Thesis:

Above Average Returns with Below Average Risk

Below Average Risk

Manage Risk & Earnings Volatility through:

- Revenue Diversity & Stability
- Cost of Funds Management
- Credit & Net Charge-off Management
- Risk-Weighted Asset Management

Above Average Returns

Provide Solid Earnings & Shareholder Return:

- Premium Return on Assets
- Long-term Shareholder Value & Return

Below Average Risk

Revenue Growth Stability



Revenue Growth
20%
15%
10%
5%
0%
(5%)
2018
2019
2020
2021
2022
2023
YTD 2024
CBU
Banking Industry[1]

Cost of Funds



3.00%
2.00%
1.00%
0.00%
1.34%
2.43%
1.17%
2.31%
0.24%
0.68%
YTD 2024
TTM
10-Yr Avg
CBU
KRX (median)

Net Charge-off Ratio



0.20%
0.10%
0.00%
0.08%
0.18%
0.08%
0.17%
0.11%
0.13%
YTD 2024
TTM
10-Yr Avg
CBU
KRX (median)

Sources: S&P Global, Internal filings
[1] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion

Above Average Returns

Core Return on Assets[1]



1.50%
1.00%
0.50%
0.00%
1.20%
1.05%
1.20%
1.08%
1.39%
1.14%
YTD 2024
TTM
10-Yr Avg
CBU
KRX (median)

Core Return on Equity[1]



15.00%
10.00%
5.00%
0.00%
11.4%
9.5%
11.5%
9.2%
10.2%
9.7%
YTD 2024
TTM
10-Yr Avg
CBU
KRX (median)

Total Shareholder Return[2]



20%
10%
0%
19.8%
8.1%
24.7%
13.6%
0.5%
7.5%
18.9%
12.3%
11.1%
4.9%
12.2%
2.0%
14.8%
8.2%
16.4%
16.4%
YTD August 2024
2019-2023
2014-2018
2009-2013
CBU
KBW Regional Bank Index (KRX)
S&P 500 Insurance Brokers Index
S&P 500 Asset Mgmt & Custody Banks Index

Sources: S&P Global, Internal filings

[1] Core income, a non-GAAP measure, is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain or loss on the sale of securities, amortization of intangibles, goodwill and nonrecurring items. Core ROA is defined as core income divided by average period assets; annualized. Core ROE is defined as core income divided by average period equity; annualized.

[2] Total returns for periods noted; include reinvestment of dividends

Our System Produces Premium Results

Operating Return on Assets ("ROA")[1]



15%
10%
1%
0%
0.86%
16.2%
10.3%
22.5%
1.19%
CBNA
BPAS
OneGroup
WMG
CBU

Peer Valuation (Price/ TTM EPS)



35.0x
30.0x
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
13.5x
29.0x
29.9x
15.1x
KRX (median)
Benefits[3]
Insurance[4]
Wealth Mgmt[5]

CBU Valuation (Price/ TTM Core[2] EPS)



10Yr Avg. Relative Premium to KRX (median): 4.2x
5Yr Avg. Relative Premium to KRX (median): 6.1x
Current Relative Premium to KRX (median): 5.0x
30x
25x
20x
15x
10x
5x
0x
17.5x
14.1x
12.5x
August 2014
August 2015
August 2016
August 2017
August 2018
August 2019
August 2020
August 2021
August 2022
August 2023
August 2024
CBU
KRX (median)
KRX (top quartile)

Analysis current as of 8/30/2024
Sources: S&P Global, Internal filings
[1] TTM results. Operating ROA is a non-GAAP measure. Please see Appendix for details.
[2] Core income, a non-GAAP measure, is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain or loss on the sale of securities, amortization of intangibles, goodwill and nonrecurring items.

[3] Median multiple among the following publicly traded firms: ADP, BR, HQY, PAYX, SEIC, SSNC
[4] Median multiple among the following publicly traded insurance brokers: AJG, AON, BRO, MMC
[5] Median multiple among the following publicly traded firms: AMG, AMK, ENV, LPLA, RJF, SF

Our Opportunity Set: Banking (CBNA)

Highlights

#1 or #2 deposit market share position in 66% of the towns we do business in

2023 Summary of Deposits *$ in Millions*	Buffalo, NY MSA	Rochester, NY MSA	Syracuse, NY MSA	Albany, NY MSA
Deposit Market Size:	$76,153	$32,626	$18,975	$47,811
Market 5-Year CAGR:	11.8%	7.4%	6.4%	16.1%
CBNA Deposits:	$237	$813	$1,052	$183
CBNA Market Share:	0.3%	2.5%	5.5%	0.4%
CBNA 5-Year CAGR:	12.6%	14.1%	4.9%	1.0%
CBNA Branches:	3	12	14	6
CBNA De Novo:	**3**	**3**	**4**	**3**

2023 Summary of Deposits *$ in Millions*	Allentown, PA MSA	Springfield, MA MSA	Manchester NH, MSA	Total Selected MSAs
Deposit Market Size:	$25,180	$15,924	$18,790	**$235,459**
Market 5-Year CAGR:	11.6%	6.5%	7.1%	**10.6%**
CBNA Deposits:	$62	$31	$0	**$2,378**
CBNA Market Share:	0.3%	0.2%	0.0%	**1.0%**
CBNA 5-Year CAGR:	6.6%	(3.6%)	NA	**7.6%**
CBNA Branches:	2	1	0	**38**
CBNA De Novo:	**3**	**1**	**1**	**18**

Over $10 Billion in Market Share Opportunity

Our Opportunity Set: Employee Benefit Services (BPAS)

Highlights

Top 5
in 18 categories across all market segments[1]

880,000+
plan participants among 5,800 retirement plans

6
completed acquisitions since 2016

BPAS
10Yr Operating Revenue CAGR[2]: 12.1%
5Yr Operating Revenue CAGR[2]: 5.9%
3Yr Operating Revenue CAGR[2]: 6.1%



Operating Revenue & Margin
Millions
$150
$100
$50
$0
50%
25%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue3
Operating Margin4



Plan Participant Breakdown
Participants
43%
17%
39%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Recordkeeping & TPA
Health, Welfare & RSA
DB & Admin

Industry Note[5]:
*There are over **111** million benefit plan participants in the United States*

[1] In September 2023, the National Association of Plan Advisors (NAPA) Advisors' Choice Awards placed BPAS in the top 5 recordkeepers in a total of 18 categories across all 5 market sizes.
[2] TTM calculation basis
[3] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.
[4] Operating Margin is calculated by total segment operating pre-tax income divided by total segment operating revenues. Total operating Pre-Tax Income is calculated by segment net interest income plus operating noninterest revenues less provision for credit losses less operating noninterest expenses (total noninterest expenses less acquisition expenses, amortization of intangible assets and other special charges). Includes certain intersegment revenues and expenses that eliminate upon consolidation.
[5] Plansponsor2023 Recordkeeping Survey, data is as of December 31, 2022; limited to 401(k), 403(b), 457 and NQDC plans

Our Opportunity Set: Insurance Services (OneGroup)

Highlights

66th
among the top 100 U.S. insurance agencies[1]

Top 5
US bank owned insurance agency[2]

13
completed insurance acquisitions since 2021

	OneGroup
7Yr Operating Revenue CAGR[3]:	9.8%
5Yr Operating Revenue CAGR[3]:	8.6%
3Yr Operating Revenue CAGR[3]:	13.9%



Operating Revenue & Margin
Millions
$60
$50
$40
$30
$20
$10
$0
50%
25%
0%
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue4
Operating Margin5

Industry Note[6]:
The top 75 insurance agencies have grown revenue at a 13% CAGR (2019 – 2022)

[1] Based on a 2024 *Insurance Journal* ranking of total property & casualty agency revenue
[2] Based on 2023 fullyear revenue limited to publicly owned U.S. banks
[3] TTM calculation basis
[4] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.
[5] Operating Margin is calculated by total segment operating pre-tax income divided by total segment operating revenues. Total opeating Pre-Tax Income is calculated by segment net interest income plus operating noninterest revenues less provision for creditlosses less operating noninterest expenses (total noninterest expenses less acquisition expenses, amortization of intangible assets and other special charges). Includes certain intersegment revenues and expenses that eliminate upon consolidation.
[6] Source: Zion Market Research

Our Opportunity Set: Wealth Management Services

Highlights

$12.5B

assets under management & administration ("AUMA")[1] at 6/30/2024

15.4%

AUMA growth from 6/30/2023[1]

Wealth Management Statistics	
# of CFAs	6
# of CFPs	5
# of Financial Consultants	32
# of AIFs	12
# of Trust Officers	19



Operating Revenue & Margin
Wealth
10Yr Operating Revenue CAGR²: 8.3%
5Yr Operating Revenue CAGR²: 6.1%
3Yr Operating Revenue CAGR²: 3.6%
Millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue³
Operating Margin⁴

[1] Includes $3.26 billion of intercompany AUA
[2] TTM calculation basis
[3] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.
[4] Operating Margin is calculated by total segment operating pre-tax income divided by total segment operating revenues. Total operating Pre-Tax Income is calculated by segment net interest income plus operating noninterest revenues less provision for credit losses less operating noninterest expenses (total noninterest expenses less acquisition expenses, amortization of intangible assets and other special charges). Includes certain intersegment revenues and expenses that eliminate upon consolidation.

Consistently Improving Productivity



5Yr Op. Rev / FTE CAGR²: 4.6%
Banking & Corporate
Revenue
Millions
$550
$500
$450
$400
$350
$206
$255
2019
2020
2021
2022
2023
TTM
$400
$300
$200
$100
$0
Thousands
Rev / FTE
Operating Revenue¹
Operating Revenue/ FTE



5Yr Op. Rev / FTE CAGR²: 1.6%
Employee Benefit Services
Revenue
Millions
$150
$100
$50
$0
$285
$307
2019
2020
2021
2022
2023
TTM
$400
$300
$200
$100
$0
Thousands
Rev / FTE
Operating Revenue¹
Operating Revenue/ FTE



5Yr Op. Rev / FTE CAGR²: 5.5%
Insurance
Revenue
Millions
$60
$40
$20
$0
$173
$213
2019
2020
2021
2022
2023
TTM
$400
$300
$200
$100
$0
Thousands
Rev / FTE
Operating Revenue¹
Operating Revenue/ FTE



5Yr Op. Rev / FTE CAGR²: 3.4%
Wealth Management
Revenue
Millions
$40
$30
$20
$10
$0
$253
$306
2019
2020
2021
2022
2023
TTM
$400
$300
$200
$100
$0
Thousands
Rev / FTE
Operating Revenue¹
Operating Revenue/ FTE

[1] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.
[2] TTM calculation basis

How Our System Works

Our Community

Banking
- #1 or #2 market share in 2/3 of towns we operate in
- 90% of commercial customers are SMBs[1]

Insurance
- Leading market share in CNY
- Deep specialties
- 90% of clients are SMBs[1]

Wealth
- Local presence in each region
- Affluent/mass-affluent focus

Benefits
- 90% of clients are SMBs[1]
- National reach

Our Financial Solutions



ONE COMPANY. ONE CULTURE.
Connected Solutions
Risk Management
Business & Personal Insurance
Employee Benefits
Human Resources Consulting
ONEGROUP
Investment & Insurance Services
Trust Services
Asset Management & Retirement Plan Consulting
Financial Planning
COMMUNITY BANK Wealth Management
Community Connect
Workplace Retirement Plans
Actuarial & Pension Solutions
Health & Welfare Plans
Public-Sector Benefits & VEBA
BPAS
Commercial Banking & Treasury Management
Small Business
Municipal Banking
Personal Banking
Community BANK

Our System

Insurance
- 654 insurance referrals, 13.2% CAGR[2]

Wealth
- 291 wealth referrals, 29% TTM YoY growth

Benefits
- 59 benefits referrals, 27% TTM YoY growth

Banking
- Marquee client wins from insurance referrals

[1] SMBs defined as businesses with less than 500 employees [2] Referrals and CAGRs based on 2022 – 2024 YTD

Local Growth Opportunities

Supported by economic development

Job Growth

- Employment growth in our expansion markets exceeds statewide and nationwide averages

In-market economic development

- Upstate NY semiconductor/chip manufacturer investment[1]
  - ~$7.6 billion via CHIPS Act
  - Up to $125 billion in potential Micron investment over the next 20+ years
- Central NY project pipeline[2]
  - $10 billion (excl. Micron)
  - Current economic development pipeline is almost **20x** 2019 levels

Nonfarm employment, year-over-year % change



> 2.5%
1.5% - 2.5%
0% - 1.5%
< 0%
Non-MSA; excluded
U.S. Avg:
1.60%
Burlington
Buffalo
Rochester
Syracuse
Albany
Manchester
Binghamton
Springfield
Scranton
Allentown
New York
Existing Branch
De-Novo Branch
© 2024 S&P Global Market Intelligence All rights reserved. Esri, TomTom, Garmin, FAO, NOAA, USGS, EPA, NPS, USFWS

Source: BLS (data through June 2024)
Only metropolitan statistical areas (MSA) considered for shading

[1] Source: Micron & GlobalFoundries press releases
[2] Source: Centerstate CEO

Community
FINANCIAL SYSTEM, INC.

Banking

Community
BANK

Banking



Presenter: Jeffrey Levy

Title: SVP, Chief Banking Officer

Years at Company: 7

Years of Industry Experience: 40

Professional Experience:

- SVP, Chief Banking Officer at Community Bank, N.A. (CBNA)
- SVP, President of Commercial Banking at CBNA
- Regional Executive at CBNA
- EVP, President of Commercial Banking at NBT Bank
- Various leadership roles at M&T Bank

Education:

- B.S., Business Economics, State University of New York at Oneonta
- MBA, Finance, Fairleigh Dickinson University

Community BANK

CBNA at a Glance

Community BANK

Ranked as one of America's most trustworthy banks of 2023 by Newsweek

Deeply Penetrated Footprint

- First or second deposit market share in two-thirds of towns we operate in
- Large bank capabilities with local service

Relationship Focused

- In-footprint lender with a focus on credit quality
- Regularly named a "best bank" in our communities
- Decentralized decision-making and authority

Disciplined Proven Acquirer

- Successful in-market strategy focused on high quality banking partners through low-risk, accretive acquisitions
- 5 whole bank acquisitions in the last 10 years

195 branches

240 ATMs

1,745 FTEs[1]

40 mortgage bankers

~578,000 customers

76% loans/deposits

44 middle market bankers

28 business bankers

[1]Excludes corporate units

Figures as of June 30, 2024

Liquidity & Credit Are Our Foundational Strengths

Liquidity



Deposit & COF Trend[1]
Billions
$15
$10
$5
$0
$5.9
$13.1
3.0%
2.0%
1.35%
1.0%
0.0%
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD
Total Deposits
CBNA Cost of Funds
Industry Cost of Funds[2]

Average Consumer Deposit Balance:
$12,000

Average Business Deposit Relationship:
$68,000

Average Non-maturity Deposit Age:
15 years

Deposits by Customer Type
- Personal: 61%
- Business: 26%
- Municipal: 13%

Over 80% of deposit balances are either insured by the FDIC or secured through municipal pledging.

Credit



Net Charge-offs ("NCOs")[1,3]
(NCOs/ Average Loans)
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.19%
0.11%
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD
CBU
Industry[2]

[1] YTD data as of 6/30/2024
[2] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion
[3] Bank-level regulatory reporting results. NCOs include checking/overdraft charge-offs

We Have Grown Net Interest Income Every Year Since 2006

1 of only 3 KRX peers to achieve that consistent growth


Net Interest Income
Millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
6%
5%
4%
3%
2%
1%
0%
$134.8
$437.3
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Net Interest Income
Avg. Fed Funds Rate

Business Line Summary

Retail & Business Banking

- Expansive, prominent branch network, complemented by a growing digital platform.
- Experienced, customer service focused team of bankers, providing day-to-day personalized service to our long-term customer base.
- Business Bankers across the entire branch footprint.
- Branch Leaders and Business Bankers are actively involved in each of the communities we are present in.

Consumer Lending

- Community banking model of serving our customer base with the traditional products of Installment Loans, Residential Mortgages, and Home Equity Loans, nearly all of which we service in-house.
- Residential lending has evolved to attract a younger generation with a robust digital offering, while keeping face-to-face meeting opportunities for our customers who prefer “the traditional way”.
- We have maintained a 45 + year commitment to providing automobile financing thru our vast, relationship-based dealer network, rising to the top 25 auto financers in the nation.

Commercial Banking

- Regionally based teams of experienced bankers focused on Middle Market Banking, Commercial Real Estate Banking and Treasury Management Solutions.
- High-touch, relationship focused Credit, Deposit, Capital Markets and Payments products and services.
- Strong cross-referral relationships with Insurance, Wealth Management and Employee Benefits business partners.

Loan Portfolios & Asset Quality

Successful track record of organic growth and acquisition integration combined with consistently strong credit results

Commercial Loans



5Yr CAGR
12.4%
Commercial Loans[1]
Billions
$6.0
$4.0
$2.0
$0.0
$2.40
$4.29
June 2019
2020
2021
2022
2023
June 2024



Period Avg.
0.03%
Commercial Loan NCOs[1] (%)
0.60%
0.40%
0.20%
0.00%
(0.20%)
2019
2020
2021
2022
2023
YTD 2024

Consumer Real Estate



5Yr CAGR
7.8%
Consumer RE Loans
Billions
$6.0
$4.0
$2.0
$0.0
$2.63
$3.82
June 2019
2020
2021
2022
2023
June 2024



Period Avg.
0.03%
Consumer RE NCOs (%)
0.60%
0.40%
0.20%
0.00%
(0.20%)
2019
2020
2021
2022
2023
YTD 2024

Consumer Installment



5Yr CAGR
8.7%
Consumer Installment Loans
Billions
$3.0
$2.0
$1.0
$0.0
$1.26
$1.91
June 2019
2020
2021
2022
2023
June 2024



Period Avg.
0.27%
Consumer Installment NCOs (%)
0.60%
0.40%
0.20%
0.00%
(0.20%)
2019
2020
2021
2022
2023
YTD 2024

[1] Excludes PPP loans

Our Banking Evolution

Investments

Talent Investments

- Experienced leadership into all functional areas
- Built out expansion market teams in New Hampshire and Lehigh Valley, PA
- Process improvement and data analytics teams
- CRE, middle market and business banking development
- Invested in mortgage sales

Technology Investments

- Fraud prevention technology
- Treasury management solution
- Digital escrow platform
- AI / generative chat solutions
- Robotic process automation (RPA) technologies

Performance Results

	Pre-COVID[1]	2022 – 2024 YTD
Commercial Loans	7.0% CAGR	11.5% CAGR
Consumer Real Estate	3.3% CAGR	7.1% CAGR
Consumer Installment	4.3% CAGR	7.3% CAGR
Total Loans	**4.9% CAGR**	**9.0% CAGR**
Total Deposits	3.2% CAGR	0.6% CAGR
Loans/Deposits	**77% in 2019**	**76% in 2023**
NCO %	0.12% in 2019	0.08% in 2023
# of Branches	231 in 2019	195 in 2023
# of Banking Employees[2]	1,946 in 2019	1,745 in 2023

Below all policy concentration limits

[1] Pre-COVID period defined as 2017 – 2019
[2] Excludes corporate units

De-centralized Regional Structure

“Think Big, Act Small”

Think Big

Each banking region has the ability and resources required to provide our customers with comprehensive specialized products and connected solutions

Act Small

Each banking region has enough local & qualified resources to provide our customers with the local touch to solve their problems including referrals to any of our sister companies

Established Growth Capabilities Across All Regions

Banking Regions[1]

As of June 30th 2024	*Buffalo, NY*	*Rochester, NY*	*Syracuse, NY*	*Binghamton, NY*	*Albany, NY*	*Pennsylvania*	*New England*	*CBNA Total*
Loans	$1.57 B	$1.58 B	$2.02 B	$0.71 B	$1.50 B	$1.39 B	$1.23 B	***$10.02 B***
Deposits	$2.13 B	$2.04 B	$3.23 B	$0.77 B	$2.15 B	$1.51 B	$1.51 B	***$13.14 B***
Loans / Deposits	73.8%	77.6%	62.3%	92.1%	69.5%	92.0%	81.5%	***76.3%***
Branches	29	28	40	15	28	25	30	***195***
Middle Market Bankers	6	5	6	3	6	5	13*	***44***
Business Bankers	3	6	5	2	4	5	3	***28***
Mortgage Bankers	3	3	8	7	9	5	5	***40***
1 Year Cons. RE Growth	8.1%	1.1%	9.3%	20.3%	19.4%	11.7%	18.6%	***8.8%***
3 Year Deposit Growth	3.1%	16.6%	2.4%	12.1%	11.2%	5.9%	(6.1%)	***6.5%***

[1] Excludes Online, Florida and Administration regions; includes intercompany balances
* 4 middle market bankers in New Hampshire, an expansion market

Retail & Business Banking

Deposit Strength

- Leading deposit beta
- Granular and diverse deposits
- Long-standing relationships
- High insured deposit levels

Digital Capabilities

- Expanding digital banking services
- Evaluating AI/generative chat solutions
- Implementing RPA technologies
- Leveraging data to provide valuable insights

Business Banking Evolution

- Dedicated bankers for rising SMBs and their expanding needs
- High touch, relationship focused

Branch Rationalization & Market Expansion

- Maintaining appropriate branch network
- De novo branch investment in newer, more densely populated markets

Optimizing Delivery Channels for Growth

- Addressing redundancies through consolidations and expanding digital banking services
- 61 branches consolidated since 2020
- The Company is investing in the retail network through de novo branch expansion in new, more densely populated markets throughout the current geographic footprint
- As of June 2024, 76% of total customers were digital banking users, while 60% and 29% of core deposit customers were e-statement users and online bill pay users, respectively



Maintaining Appropriate Branch Network
250
200
150
100
50
0
231
195
$39
$68
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Millions
2019
2020
2021
2022
2023
June '24
Ending Branches
Acquired
Consolidations
Deposits/ Branch



Customers Steadily Adopting Digital Tools
Thousands
300
250
200
150
100
50
0
277
273
203
136
120
77
Dec '19
Dec '20
Dec '21
Dec '22
Dec '23
June '24
Digital Banking Users (active)
Online Bill Pay Users (consumer)
E-Statement Users

Digital Banking Capabilities

- Full array of digital capabilities available in our online and mobile banking solutions
  - Mobile deposits
  - Card management
  - Payments & transfers
  - eStatements
  - Alerts & stop payments
  - Online chat & support
  - Loan application
  - Appointment scheduling


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1 LOGIN TRENDS

- 70% mobile app
- 30% online banking
- Approximately 9.2 million digital logins per month; up 3% YOY

2 ACCOUNT OPENINGS

- 40% of mortgage applications received digitally
- Digital accounts have increased 18.6% YOY

3 ZELLE PARTNERSHIP[1]

- Established in 2023
- YTD Zelle transactions (count) up 33.9%
- YTD Zelle transaction ($ amount) volume up 41.5%

[1]Transaction comparisons are to the last 6 months of 2023

Consumer Lending

Consumer Real Estate

- Predominately 1-4 family first lien mortgages
- In market and highly granular
- Branch / mortgage banker origination channels

TTM originations:

- **$796.1 million**

Indirect Point-of-Sale

- Dealer-based financing with strict underwriting standards
- Short-medium term durations
- Consists of 13% new auto, 79% used auto, 8% non-auto

TTM originations:

- **$731.2 million**

Direct Lending

- In-branch and online consumer lending
- Strong credit spread with nominal losses

TTM originations:

- **$94.5 million**

Consumer Lending

Durable loss history versus industry[1]

Consumer Real Estate ($3.82 billion)

- Broad product set including non-conforming, FHA, VA and 1st time homebuyers program
- 88% consumer mortgage / 12% home equity
- 752 average origination FICO score

Consumer Real Estate Loss History[2,3]



0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
TTM
10-Yr Avg.
CBU NCOs/ Average Loans
Industry NCOs/ Average Loans

Consumer Installment ($1.91 billion)

- 30+ years in the business
- 90% indirect (through 1,100+ dealer network) / 10% direct (branch/online)
- 753 average origination FICO score

Consumer Installment Loss History[2,3]



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
TTM
10-Yr Avg.
CBU NCOs/ Average Loans
Industry NCOs/ Average Loans

Sources: S&P Global, Internal filings
[1] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion
[2] Regulatory reporting results. Consumer installment results include checking/overdraft charge-offs and exclude credit cards.
[3] Net charge-offs ("NCOs")

Commercial Banking

Low Average Credit Relationships

Primarily operate in non-metropolitan footprint within contiguous states

Strong Asset Quality

No significant industry or property concentrations

New Initiatives

Recent fee & referral based initiatives has helped contribute to noninterest income growth

Recent Investments

Leveraging technology & talent investments into efficient growth

Commercial Lending

0.07% 10-year average net-charge off ratio (2014-2023)

Well diversified lending portfolio

C&I, Owner Occupied CRE & All Other Business[1]

($1.91 billion)



Educational Services 1.5%
Public Administration 2.6%
Utilities 1.9%
All Other Industries 6.7%
Retail Trade 18.5%
Pro, Scientific and Technical Services 2.8%
Transportation & Warehousing 2.8%
Real Estate Rental & Leasing 15.4%
Arts, Entertainment and Recreation 4.0%
Wholesale Trade 4.2%
Manufacturing 9.6%
Accommodation and Food Services 4.4%
Agriculture/Forestry 4.8%
Construction 8.8%
Other Services 5.3%
Health Care and Social Assistance 6.7%

Total Commercial Lending

$4.29 Billion

43% of total loans

Multifamily & Non-Owner Occupied CRE ("NOO CRE")[2]

($2.38 billion)



Retail 10.8%
Lodging 14.2%
Other Lessors of CRE 8.8%
Warehouse/Industrial 5.5%
Nursing/Assisted Living 2.4%
Other NOO CRE 0.5%
Commercial Construction 14.3%
Residential Construction 0.2%
Multifamily 27.8%
Office 15.5%

NOO CRE represents 197% of total bank-level capital compared to the KRX bank-held median of 242%

Loan balances as of June 30, 2024, call report code-based customer loan data

[1] Commercial & Industrial ("C&I"), owner occupied commercial real estate ("CRE") & all other portfolio includes all business loans not coded with "NOO CRE" call report codes (below)
[2] Non-owner occupied CRE portfolio includes all business loans coded with 1A1, 1A2, 1D and 1E2 call report codes

Commercial Banking Initiatives

CRE Capital Markets

- Established in 2023 via Axiom Capital acquisition
- Structure & arrange CRE financing deals
- No credit risk and attractive fee income
- Differentiated solution vs local peers

Interest Rate Derivatives

- Customer SWAP agreements
- Customer receives desired rate structure
- CBNA receives fee income and manages balance sheet interest rate risk
- Limited credit risk

Community Connect

- >500 commercial and HNW opportunities per annum, often times multiple products
- 30%+ win rate
- Increased client retention
- Attractive, recurring fee income

Expansion Markets Opportunity

Over $10 Billion in Market Share Opportunity

2023 Summary of Deposits $ in Millions	Buffalo, NY MSA	Rochester, NY MSA	Syracuse, NY MSA	Albany, NY MSA	Allentown, PA MSA	Springfield, MA MSA	Manchester NH, MSA
Deposit Market Size:	$76,153	$32,626	$18,975	$47,811	$25,180	$15,924	$18,790
Market 5-Year CAGR:	11.8%	7.4%	6.4%	16.1%	11.6%	6.5%	7.1%
CBNA Deposits:	$237	$813	$1,052	$183	$62	$31	$0
CBNA Market Share:	0.3%	2.5%	5.5%	0.4%	0.3%	0.2%	0.0%
CBNA 5-Year CAGR:	12.6%	14.1%	4.9%	1.0%	6.6%	(3.6%)	NA
CBNA Branches:	3	12	14	6	2	1	0
CBNA De Novo:	**3**	**3**	**4**	**3**	**3**	**1**	**1**
#1 Market Share Company:	M&T Bank Corp.	ESL FCU	M&T Bank Corp.	Citizens Financial Group Inc.	Wells Fargo & Co.	Peoples Bancorp	Citizens Financial Group Inc.
2023 Market Share:	65.4%	17.2%	19.5%	23.6%	16.2%	14.3%	24.2%
Top 3 Institution Market Share:	79.6%	40.4%	46.8%	55.5%	35.2%	38.8%	61.8%
Top Non-Super Regional, Non-Credit Union Market Share:	Northwest Bancshares, Inc.	Canandaigua National Corp.	NBT Bancorp Inc.	TrustCo Bank Corp NY	Fulton Financial Corp	Peoples Bancorp	Primary Bank
2023 Market Share:	3.2%	11.0%	6.8%	7.2%	7.3%	14.3%	3.1%

Expansion Markets

The Company is investing in the retail network through de novo branch expansion in new, more densely populated markets throughout the current geographic footprint



Cornwall
Orillia
Barrie
Brockville
Peterborough
Kingston
Belleville
Montpelier
VERMONT
Vaughan
Oshawa
Toronto
Lake Ontario
NEW HAMPSHIRE
Portland
Oakville
St Catharines
Rochester
Syracuse
Utica
NEW YORK
Concord
Buffalo
Nashua
Lowell
Albany
Boston
Worcester
Springfield
Binghamton
Plymouth
Hartford
Providence
New Bedford
RHODE ISLAND
Waterbury
Scranton
Bridgeport
PENNSYLVANIA
State College
New York
Altoona
Allentown
Edison
Reading
Harrisburg
Trenton
Philadelphia
Toms River
esri
Existing Branch
De-Novo Branch

What the Future Brings

More of the same, just a lot more of it, done more efficiently

- Community Bank has a well-established corporate culture with a simple, straight-forward, set of core values; Integrity, Excellence, Teamwork, Humility
- Balanced approach of organic growth and M&A
- Continued focus on asset quality and balance sheet transformation
- Branch distribution and operating cost rationalization
- De novo branch and market expansion (contiguous) strategy
- Talent management investments
  Recruit bankers with larger bank experience, internal training and development, retention
- Leverage existing customer relationships to deepen penetration with non-bank business partners; Benefits, Insurance, Wealth Management

Community
FINANCIAL SYSTEM, INC.

Employee Benefit Services

COMMUNITY FINANCIAL SYSTEM, INC. | NYSE: CBU

BPAS

Employee Benefit Services



Professional Experience:

- Chief Executive Officer at BPAS
- President at BPAS
- SVP / VP of Sales at BPAS
- VP, Sales at Federated Hermes

Education & Certifications:

- B.S., University of New Hampshire, Paul College of Business
- Certified Employee Benefit Specialist
- Holds Series 7, 6 and 63 designations

Presenter: Paul Neveu

Title: Chief Executive Officer, Benefit Plans Administrative Services (BPAS)

Years at Company: 19

Years of Industry Experience: 28

BPAS

One Company, One Call

BPAS is an emerging player in the national retirement landscape

Growth Strategy

- Organic and acquired
- Strategically filling gaps & expanding footprint
- Maintaining culture and operating philosophy

Breadth of Services

- "Swiss Army Knife"
- Broad range of engagements serviced
- State of the art technology

Speed to Market

- Numerous customer success stories
- Nimble maneuverability

$129.7M
TTM revenue[1]

9.3%
TTM revenue growth

12.1%
10-year revenue CAGR

455
employees

880,000+
plan participants

5,800+
retirement plans

2,500+
financial intermediaries

4
acquisitions since 2017

[1] Segment-level operating revenue results. Includes $4.3 million of intercompany transactions that are eliminated in consolidation to Community Financial System, Inc.

BPAS at a Glance

National Profile

BPAS operates from **16 offices** nationally and serves clients in **every U.S. state** plus the Commonwealth of Puerto Rico. We partner with Financial Consultants and Plan Sponsors across the nation to provide best-in-class services.

BPAS by the Numbers	
# of Employees	455
# of Offices	16
# of Sales Team Members	22
# of Plan Consultants	95
# of Actuaries	33
# of Business System / Programming Analysts	25

Customer Concentration


BPAS Office

Our History

Highlights

- 1973: BPAS incorporated
- 1996: CFSI acquires BPAS, a TPA with **17** employees and **$1 million** in annual revenue
- 1999: BPAS enters the IRA administration business
- 2000
- 2003: BPAS acquires actuarial and benefits consulting practice
- 2005: BPAS opens a Pittsburgh office and launches AutoRollovers
- 2007: BPAS acquires Hand Benefits & Trust and expands collective investment fund administration business
- 2008: BPAS acquires Alliance Benefit Group (ABG) Philadelphia from BenefitStreet
- 2011: BPAS acquires CAI Benefits, Inc, launches MyPlanLoan Services and launches its Fiduciary Services line
- 2013: BPAS launches VEBA services
- 2014: BPAS founds BPAS Trust Company of Puerto Rico & acquires actuarial practice for pension and post-retirement medical benefits
- 2016: BPAS launches HSA product
- 2017: BPAS acquires Northeast Retirement Services & Global Trust Company
- 2020
- 2021: BPAS acquires Fringe Benefits Design, Inc.
- 2023: BPAS completes a book of business acquisition with Lifetime Benefit Solutions TPA Services in Syracuse, NY
- 2024: BPAS acquires David G. Leonard A.S.A., LLC (DGL) & Creative Plan Designs, LTD (CPD)
- Today: **$129.7 million** in revenue (TTM) & over **450** employees

Well Positioned For Success in a Growing Industry

Growing, attractive market opportunity

Total plan and participant opportunity[1]

Plans	Participants
937K+	111M+
(+14.7% YOY)	*(+6.2% YOY)*

SMB 401(k) plan expectations post SECURE ACT 2.0[2]


Thousands
1,000
800
600
400
200
0
503
570
940
3.2% CAGR
6.5% CAGR
2017
2021
2029 (E)

Assets by plan type[1]


Trillions
$12
$10
$8
$6
$4
$2
$0
$6.4
$0.5
$1.0
$4.9
$8.8
$0.7
$1.3
$6.8
$9.7
$0.7
$1.4
$7.6
$8.3
$0.7
$1.2
$6.4
2019
2021
2022
2023
401(k)
403(b)
457 & NQDC

2015-2023 CAGR
5.0%

[1] Plansponsor2023 Recordkeeping Survey, data is as of December 31, 2022; limited to 401(k), 403(b), 457 and NQDC plans
[2] SBE Council, DOL Private Pension Plan Bulletin, assumes 40% penetration of uncovered SMB retirement plans

Business Line Summary

Recordkeeping & TPA

One of the nation's 25 largest DC recordkeepers[1]. Vertical integration offers unique expertise

- $13B+ AUA
- 383K participants

Health, Welfare & RHS

Offer Health Savings Accounts (HSA) and Retiree Health Savings Accounts (RHS). National solution in VEBA HRA space

- 154K participants

Actuarial & DBO

One of the 13 largest pension actuaries suited to handle full range of actuarial engagements

- 347K participants

CIT Fund Administration

One of the three largest special purpose trust companies focused on collective funds[2]

- $104B in AUA
- ~$60M in TTM revenue


TTM Revenue
39%
6%
12%
43%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Recordkeeping & TPA
Health, Welfare & RHS
Actuarial & DBO
CIT Fund Administration

[1] Per NAPA Black Book, 2023 results
[2] Based on publicly available data and firm asset data published on firm websites

Revenue Model & Performance

TTM Revenue by Source

51% asset-based
45% fee-based
4% other

We have grown revenue every year for the past 20+ years

10Yr Operating Revenue CAGR[1,4]: **12.1%**
3Yr Avg. Operating Margin[3,5]: **42.9%**

Employee Benefit Services



Millions
$140
$120
$100
$80
$60
$40
$20
$0
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue[1]
Operating Pre-Tax Income[2]
Operating Margin[3]

Recordkeeping & TPA	Health, Welfare & RHS	Actuarial & DBO	CIT Fund Administration
Fixed fee per participant & asset-based fee	Fixed fee per participant & asset-based fee	Annual plan fee & consulting fees	Asset-based fees & fixed fees for transfer agency

[1] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.
[2] Total Operating Pre-Tax Income is calculated by segment net interest income plus operating noninterest revenues less provision for credit losses less operating noninterest expenses (total noninterest expenses less acquisition expenses, amortization of intangible assets and other special charges). Includes certain intersegment revenues and expenses that eliminate upon consolidation.
[3] Operating Margin is calculated by total segment operating pre-tax income divided by total segment operating revenues
[4] TTM calculation basis
[5] Calculation period ending full year 2023

Recordkeeping & TPA

Defined contribution ("DC") plans

Support plan types include:

- 401(a), profit sharing, money purchase
- ERISA and non-ERISA 403(b)
- 401(k)
- 457(b) and 457(f)
- 409A
- VEBA HRA, 401(h)
- Corporate HSA
- ESOPs and kSOPs
- METs, MEPs and PEPs
- 1081
- IRAs
- Prevailing wage
- Church plans
- Taft Hartley

BPAS is among the nation's 25 largest DC recordkeepers[1]

of DC Plans



3,000
2,000
1,000
0
1,929
1,928
1,957
2,675
2,735
2,764
2019
2020
2021
2022
2023
June 2024
Plan CAGR²
8.3%

Plan Participants & AUA Trend



Thousands
600
500
400
300
200
100
0
314
330
325
409
436
482
2019
2020
2021
2022
2023
June 2024
$16
$14
$12
$10
$8
$6
$4
$2
$0
Billions
AUA CAGR²
8.0%

DC Plan Participants by Asset Size



% of DC Assets
<$3M 13.0%
$3M-$10M 24.0%
$10M-$25M 21.0%
$25M-$50M 15.0%
$50M - $1B 27.0%

DC Plan Participants by # of Participants



% of DC Participants
<99 25.0%
100-249 16.0%
250-499 16.0%
500-999 14.0%
1,000+ 29.0%
0%
20%
40%
60%
80%
100%

[1] Per NAPA Black Book, 2023 results
[2] CAGR based on periods presented

How We Win in Recordkeeping

Administration

- Advanced plan consulting for the full spectrum of retirement plan types and designs
- Direct access to fully-credentialed experts dedicated to your account

Recordkeeping

- Drive participant outcomes
- Ease day-to-day burden for HR
- Create high client satisfaction
- Full census file with each payroll submission means we simplify the process and take ownership


BPAS

Custody

- Single system for recordkeeping and trust/custodial services
- Handle transactions once
- **No replicating records between plan and trust system**

Trading

- Flexible, open architecture
- Offer funds from 350+ fund families (representing 20,000+ tickers)
- NSCC-traded collective trusts
- Work with you to determine best investment menu for your plan

State of the Art Technology

- **Participant, Sponsor, & Partner Website**
- **Mile Marker Projection Tool**
- **BPAS University u.bpas.com**
- **Complete Financial Wellness Program**
- **Participant Service Center**


BPAS | PARTICIPANT PORTAL
HOME
MY ACCOUNT
PLANNING
LIBRARY
MY PROFILE
CONTACT US
Summary
Contributions
Investments
Rollovers
Loans
Withdrawals
Balance
Activity
Statements
History
Account Balance
$149,083.30
Summary | Detail
Investments | Sources
Investment | Investment Category | Current Election | Market Value
HB&T Metlife Stable Val Fd R0 | Money Market | 7% | $10,735.89
T. Rowe Price Infl Prot Bond | Inflation-Protected Bond | 10% | $8,058.18
TRP Spectrum Conserv Alloc I | Allocation--30% to 50% Equity | 0% | $3,763.55
TRP Spectrum Mod Grth Alloc I | Allocation--70% to 85% Equity | 8% | $5,684.62
Jpmorgan Lrg Cap Growth | Large Growth | 6% | $6,751.98
Vanguard Equity Income Admiral | Large Value | 4% | $1,315.54
Vanguard Inst'l Index I | Large Blend | 22% | $27,177.51
T. Rowe Price Mid-Cap Gr I | Mid-Cap Growth | 3% | $4,976.53
Did You Know?
An "investment category" is a way to group together investments with similar objectives and risk and return characteristics.
Focus on Long-term Investing
How you can avoid reacting impulsively when investment values fluctuate.
Watch


BPAS·U
BPAS University
On-the-go Sessions




Mile Marker
Helping you achieve your retirement goals
Your Projected Assets at Retirement Age
$3,470,639
Annual | Monthly

BPAS takes pride in owning our own technology

Other Revenue Verticals

Providing a full range of complementary products and services

Health, Welfare & RHS

- 600+ plans
- $1.2B in assets
- 154K+ participants
- Pairing HSA account with HDHP
- National solution in the VEBA HRA space

Actuarial & DBO

- 347K+ participants
- 13th largest pension actuary
- Handle full range of actuarial engagements
- DB360: Everything under one roof
  - Actuarial services
  - Pension portal
  - DB call center
  - Payor services
  - Asset management
  - Trustee services

IRA Business

- Over 65,000 IRA clients
- Top 5 automatic rollover firm
  - AutoRollovers.com
- IRA Express solution
- Corridors with our partners for rollovers

BPAS Trust Company of Puerto Rico

- Approximately 200 plans, 20,000 participants
- Dozens of household name clients and multinational employers
- Full mastery of English and Spanish
- CIF created for Commonwealth of PR 106 Plan

CIT Fund Administration

BPAS is one of the three largest special purpose trust companies focused on collective funds[3]

Retirement Services & Collective Investment Trust ("CIT") Businesses

What are Collective Investment Trusts ("CITs")?

- Mutual fund alternative
- Bank investment product only available to qualified plans
- Lighter regulations
- Lower costs to operate
- Greater flexibility

Our approach

- Our team partners with leading asset managers, plan sponsors, and consultants in delivering solutions to institutional investors
- We act as a Trustee and administer the funds

Industry Note:
Morningstar notes that CITs now represent 49% of total DC plan assets and will overtake mutual funds this year as the most popular target-date vehicle[2]

~$60M TTM revenue

2 distinct trust companies

110 professionals

$104.2B AUA



Assets Under Administration
Billions
$120
$100
$80
$60
$40
$20
$0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
June 2024
AUA CAGR[1]
16.2%

[1] 10-year CAGR period ending 2023 (full year basis)
[2] Morningstar newsroom online March 26, 2024." Morningstar Report Reveals Collective Investment Trusts Poised to Overtake Mutual Funds in Target-Date Strategies in 2024".
[3] Based on publicly available data and firm asset data published on firm websites

Future Outlook

Focus on growth & evolution

- Attractive, growing market segment
- Well-balanced and diversified business
- Unique capabilities and partnerships
- Growing national reputation
- Increasing internal connectivity with CBNA and Wealth
- Increasing automation / AI impact

Community
FINANCIAL SYSTEM, INC.

Insurance Services

ONEGROUP®

Insurance Services



Presenter: Pierre Morrisseau

Title: Chief Executive Officer, OneGroup

Years at Company: 21

Years of Industry Experience: 38

Professional Experience:

- Chief Executive Officer at OneGroup
- President at Bailey, Haskell & LaLonde/OneGroup
- SVP Sales and Risk Management at Bailey, Haskell & LaLonde
- Director of Risk Management at J. J. Naples Insurance Agency
- Various leadership roles at Wausau Insurance

Education:

- B.S., Chemical Engineering, Syracuse University

ONEGROUP®

Insurance Services

OneGroup is a leading risk management and insurance broker providing holistic solutions

Experienced Team

- Serving much of the East Coast with offices in:
  - NY
  - PA
  - MA
  - SC
  - FL

Services Offered

- Business Insurance
- Personal Insurance
- Risk Management and Consulting
- Claims Management
- Employee Benefits
- Human Resources Services & Consulting

$48.3M
TTM revenue[1]

11.8%
TTM revenue growth

9.8%
7-year revenue CAGR

228
FTEs

> $390M
annual premiums

66th
ranked U.S. insurance agency[2]

22
offices

13
acquisitions since 2021

[1] Segment-level operating revenue results. Includes $0.2 million of intercompany transactions that are eliminated in consolidation to Community Financial System, Inc.
[2] Based on a 2024 *Insurance Journal* ranking of total property & casualty agency revenue

OneGroup at a Glance

History

Year	Description
1983	Retirement Income Services, Inc. established
1988	Bailey & Haskell Associates, Inc. established
1996	Benefit and HR consulting services added
2003	Financial investment advisory services added
2008	Workplace Health Solutions established
2014	All related companies combined under OneGroup name
2015	OneGroup acquired by Community Bank, N.A.

Acquisition History

Year	# of Acquisitions
2016	1 acquisition
2017	3 acquisitions
2018	1 acquisition
2021	2 acquisitions
2022	4 acquisitions
2023	5 acquisitions
2024	2 acquisitions

22 Locations Along the Eastern United States


OneGroup Office

Insurance Brokerage Industry

- Consistent revenue growth above nominal GDP
- Non-discretionary spend
- Strong client retention with rates > 85%
- Highly fragmented with tens of thousands of small participants providing M&A opportunities


Insurance Revenue Growth
25%
20%
15%
10%
5%
0%
(5%)
2017
2018
2019
2020
2021
2022
2023
4.8%
19.0%
4.3%
5.6%
15.9%
5.3%
5.0%
6.2%
4.2%
2.3%
0.5%
(0.9%)
9.4%
5.0%
10.7%
9.8%
17.1%
9.1%
10.2%
18.3%
6.3%
P&C Industry Direct Premiums
OneGroup Revenue Growth
U.S. Nominal GDP Growth

Sources: S&P Global, Internal filings

Favorable Business Mix With Deep Specialties

TTM Revenue Mix



Industry
26%
48%
OneGroup
52%
74%
Personal
Commercial[1]

Specialties

Manufacturing	Food & Agricultural	Life Sciences
Public Entities	Education	Healthcare
Construction	Real Estate	Non-Profits / Social Service

Sources: S&P Global, Internal filings
[1] Commercial revenue includes employee benefit revenue (OneGroup) and accident & health revenue (Industry)

Lines of Business

Commercial Lines

- Ability to tailor solutions for small business, middle market, Large/Complex risks and group programs.
- Deep specialties which allow us to acquire clients throughout the U.S.
- Our resources enable our clients to reduce costs by better managing risk.
- Offer a full range of risk financing options including traditional insurance, high deductible programs, captives, and self insurance.

Employee Benefits

- Ability to tailor solutions for small business, middle market, Large/Complex risks and group programs.
- Offer a full range products including traditional insurance, captives, and self insurance.
- Partner with our sister Company (BPAS) for Actuarial Analysis and Robust Analytics.
- Opportunity to expand beyond our concentration in the NY market to our other regions

Personal Lines

- Heavy concentrations in NY and Florida with additional opportunities to continue growth in New England and PA markets.
- Building tools and technology to make it convenient for the client and allow the service team to focus on advising the client.

Revenue Mix (TTM)


Personal 26%
Commercial 57%
Employee Benefits 17%

Revenue Performance

We have grown revenue every year since the CBU acquisition

7Yr Operating Revenue CAGR[1,4]: **9.8%**
3Yr Avg. Operating Margin[3,5]: **18.8%**



Insurance Services
Millions
$60
$50
$40
$30
$20
$10
$0
25%
20%
15%
10%
5%
0%
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue[1]
Operating Pre-Tax Income[2]
Operating Margin[3]

Acquisitions	1	3	1	0	0	2	4	5

[1] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.
[2] Total Operating Pre-Tax Income is calculated by segment net interest income plus operating noninterest revenues less provision for credit losses less operating noninterest expenses (total noninterest expenses less acquisition expenses, amortization of intangible assets and other special charges). Includes certain intersegment revenues and expenses that eliminate upon consolidation.
[3] Operating Margin is calculated by total segment operating pre-tax income divided by total segment operating revenues
[4] TTM calculation basis
[5] Calculation period ending full year 2023

Carrier Depth

300+ Carrier Relationships

- Top 3: $111 million, 28% of premiums
- Top 10: $181 million, 46% of premiums

Excellent Loss Retention History

Increasing Access to Specialty Programs

Future Outlook

- Continued organic growth
- Deepening market share within customer base
- Strong interconnectivity with CBNA
- Nationwide reach in specialty areas
- Attractive AI automation opportunities
- Continued M&A rollup activity

Community
FINANCIAL SYSTEM, INC.

Wealth Management Services

COMMUNITY FINANCIAL SYSTEM, INC. | NYSE: CBU

COMMUNITY BANK
Wealth Management

Wealth Management Services



Presenter: Michael Cerminaro

Title: President & CEO, Community Bank Wealth Management

Years at Company: 1

Years of Industry Experience: 30+

Professional Experience:

- President & CEO, Community Bank Wealth Management
- Managing Director and Market Head for the Northeast/Mid-Atlantic Region for HSBC Private Bank USA
- Head of US Ultra-High Net Worth for HSBC Private Bank USA
- Various roles at Citigroup Private Bank, Bank of America Private Bank and Strong Asset Management

Education:

- B.S., Business Administration, University at Albany, State University of New York

COMMUNITY BANK
Wealth Management

Wealth Management Services

Providing comprehensive asset management, strategic wealth planning and management, and trust administration

Our Brands*

- Community Investment Services, Inc. (“CISI”)
- Nottingham Trust
- Nottingham Advisors
- OneGroup Retirement Advisors (“OGRA”)

*Financial Planning & Outsourced Partner Solutions provided across all businesses

Experienced Team

- Serving much of the East Coast with offices in:
  - NY
  - PA
  - VT
  - MA
  - FL
- Clients in all 50 states and the US Virgin Islands and Puerto Rico

$35.6M
TTM revenue[1]

9.7%
TTM revenue growth

8.3%
10-year revenue CAGR

117
FTEs

32
financial professionals

19
trust officers

$12.5B
AUMA[2]

15.4%
AUMA growth from 6/30/2023[2]

[1] Segment-level operating revenue results. Includes $1.9 million of intercompany transactions that are eliminated in consolidation to Community Financial System, Inc.
[2] Includes $3.26 billion of intercompany AUMA

Well Positioned For Success in a Growing Industry

Our Target Market[1,2]

Target Market: 10.2% CAGR


Assets by Wealth Tier
Trillions
$70
$60
$50
$40
$30
$20
$10
$0
$36.5
$4.7
$8.6
$16.2
$7.0
$65.0
$13.3
$18.0
$24.5
$9.2
2016
2021
'16 – '21 CAGR
23.3%
UHNW
15.9%
HNW
8.6%
Mass Affluent
5.6%
Mass & Middle Market

Our Scale & Depth[3]

Of the 15,728 SEC-registered investment advisors in the US, just over 1,000 have RAUM of **$12+ billion**, demonstrating our scale and depth across our wealth management division[4].


<$1 billion
$1 billion to $6 billion
$6 billion to $12 billion
>$12 billion
1,054 firms
584 firms
3,099 firms
10,991 firms

[1] Cerulli Associates: U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2022: Shift in Alternative Allocations; Oliver Wyman |Morgan Stanley – 2022 Global Wealth and Asset Management Report
[2] UHNW defined as $20mm+ investable assets, HNW defined as $5mm — $20mm, Mass Affluent defined as $500k — $5mm, Mass & Middle Maket defined as <$500k
[3] SEC RIA Database as of June 30, 2024. Excludes exempt advisors and those without assets under management
[4] Wealth management division includes non-SEC RIA assets

Uniquely Broad and Deep Capabilities

Across our brands

Community Investment Services, Inc. ("CISI")

- Top 15 broker/dealer Bank affiliated program with LPL Financial, the largest Independent B/D in the US marketplace with 1,000 plus Financial Institutions, CISI ranks #13 in Investment Revenue
- 68% of revenues are derived from Advisory business, with a total of more than 80% of all revenues from recurring sources
- $2.7+ billion in AUM
- 26 FAs with a variety of credentialed designations including CFP®, AIF®, ChFC®, CLU®, CRPC, LUTCF, CWS, CLTC

Nottingham Trust

- Multigenerational clients, more than half of which have been on the platform for 10 years or more, and 20% on the platform for 20 years or more
- 19 Trust Officers with a variety of credentialed designations including CTFA, JD, CFP and CFA
- Full-service Trust Advisor including Administration, Fiduciary and Investment Management
- $2.0 billion in AUM, $1.5 billion in AUA
- Employee Benefits Group is a national provider of institutional retirement plans serving as custodian, paying agent and trustee and works closely with BPAS

Nottingham Advisors

- $1.5 billion in AUM[1] and more than $3.2 billion in AUA
- Top 25% RIA based on reported RAUM[3]
- Extensive institutional portfolio management experience, specializing in pension plans, foundations and endowments
- Over 30 years of partnering with RIAs in an OCIO (Outsourced Chief Investment Officer) capacity
- 6 CFAs and nearly 20 years of compliance with Global Investment Performance Standards (GIPS)

OneGroup Retirement Advisors ("OGRA")[2]

- $2.1 billion in AUMA with 180+ retirement plan clients with 29,000+ participants, and an additional $500 million in Private Wealth AUMA
- Approved by LPL as 3(38) Fiduciary Advisors; LPL's 28,000 registered FAs, only 1 of 100 approved to provide the service
- Six (6) consecutive years ranked as a top DC teams by NAPA, and top 10 in NY based on AUA; also Top Advisors Under 40 by NAPA
- 6 FAs with a variety of credentialed designations including AIF®, CPFA, QKA, QKC, CWS, QPFC

[1] Includes $0.5 billion of intrasegment AUA
[2] Starting July 1, 2024, OGRA was recognized as it's own vertical with a P&L and asset and revenue reporting
[3] SEC RIA Database as of June 30, 2024. Excludes exempt advisors and those without assets under management

Trended Results

The Wealth Management division has experienced a consistent level of both revenue and asset growth through market appreciation and organic efforts.

TTM Revenue by Source


2.0%
11.0%
87.0%
Fee-based
Transaction-based
Asset-based

AUMA Mix (6/30/24)


46.0%
54.0%
Equities
Fixed Income

Revenue by Category

8.3% 10-year CAGR


Millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
$17.3
$17.7
$20.7
$23.1
$26.8
$26.8
$29.0
$34.5
$33.0
$33.6
$35.6
11.2%
51.6%
37.2%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Nottingham Trust
CISI & OGRA[1]
Nottingham Advisors

Assets Under Management & Administration by Category

13.3% 10-year CAGR


Billions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.7
$3.9
$4.9
$6.4
$5.8
$6.6
$7.7
$8.5
$7.3
$11.8
$12.5
33.8%
38.4%
27.8%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
June 2024
Nottingham Trust
CISI & OGRA[1]
Nottingham Advisors[2]

[1] Starting July 1, 2024, OGRA was recognized as it's own vertical with a P&L and asset and revenue reporting
[2] Nottingham Advisors began management of BPAS Fiduciary Assets (401k) in 2023

Wealth Management Services: Financial Performance

10Yr Operating Revenue CAGR[1,4]: **8.3%**
3Yr Avg. Operating Margin[3,5]: **31.2%**



Wealth Management Services
Millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue[1]
Operating Pre-Tax Income[2]
Operating Margin[3]

[1] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.
[2] Total Operating Pre-Tax Income is calculated by segment net interest income plus operating noninterest revenues less provision for credit losses less operating noninterest expenses (total noninterest expenses less acquisition expenses, amortization of intangible assets and other special charges). Includes certain intersegment revenues and expenses that eliminate upon consolidation.
[3] Operating Margin is calculated by total segment operating pre-tax income divided by total segment operating revenues
[4] TTM calculation basis
[5] Calculation period ending full year 2023

Future Outlook

Greater penetration across CFSI family of businesses

Nationwide growth through BPAS Partnership Solutions/Outsourced Services

Greater wallet-share across all 4 verticals within wealth management business; Broker/Dealer, Trust, RIA and Retirement Plan Consulting

Community
FINANCIAL SYSTEM, INC.

Risk Management

Risk Management



Presenter: Daniel Bailey, CFA

Title: SVP, Chief Risk Officer

Years at Company: 1

Years of Industry Experience: 38

Professional Experience:

- SVP, Chief Risk Officer at Community Financial System, Inc.
- Assistant Deputy Comptroller for Community Bank Supervision at the Office of the Comptroller of the Currency (OCC)
- Director of Commercial Credit Policy at the OCC
- VP of Portfolio Management at KeyCorp Leasing
- Independent financial institution consultant

Education:

- M.S., Accounting, University at Albany, State University of New York
- B.S., Business, University at Albany, State University of New York

Community FINANCIAL SYSTEM, INC.

Risk Management Framework

Second Line of Defense

Enterprise Risk Management	Compliance	Credit Risk Review	Third-Party Risk Management	Security (BSA & Fraud)	Info Security
• Governance, Risk and Compliance (GRC) program • Complaint management and analysis • Model risk management • Regulatory exam management	• Consumer compliance management • Fair Lending and CRA risk management • Consumer compliance testing and remediation management	• Commercial and retail credit risk rating assurance • Commercial and retail credit policy compliance	• Manage vendor management risk profile and remediation • Contract review and negotiation. • Insurance • M&A risk related activities and coordination	• BSA / AML / OFAC risk management / compliance • Fraud prevention and mitigation • Physical security. • CTR and SAR filings	• Maintaining security of CFSI systems • Assessing cyber-security risks and implementing compensating controls • Reviewing third party cyber-security risks and their compensating controls • Review AI systems and applications for compliance with policy

CBNA's Lending Philosophy & Credit Risk Management

1. Balanced Loan Portfolio – Commercial & Retail
2. Core Strength in Retail Lending Credit Risk Selection
3. Residential Mortgage and Auto Lending Exhibit Low Delinquency, Default and Loss Volatility
4. Core Markets Exhibit Low Credit Losses

Debt-to-Income Ratio

County-level, 2023


Source: FRBNY Consumer Credit Panel/Equifax, Bureau of Labor Statistics
0
.78
1.01
1.19
1.37
1.58
1.82
2.15
2.61
> 3.43

Loan Losses

Net Charge-off Ratio (2005 – YTD 2024)



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
YTD 2024
CBU
Industry[1]
Period Average[1]
CBU: 0.19%
Industry[2]: 0.77%

[1] Simple average of all periods presented
[2] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion

Loan Mix Comparison

CBNA RE Secured Loan Mix (72% of total loans)


5.0%
31.0%
9.0%
55.0%
Construction & Development
1-4 Family Residential
Multifamily
CRE

Industry[1] RE Secured Loan Mix (67% of total loans)


10.0%
44.0%
11.0%
35.0%
Construction & Development
1-4 Family Residential
Multifamily
CRE

CBNA Non-RE Secured Loan Mix (28% of total loans)


5.0%
28.0%
67.0%
C&I Loans
Loans to Individuals
Other

Industry[1] Non-RE Secured Loan Mix (33% of total loans)


27.0%
51.0%
22.0%
C&I Loans
Loans to Individuals
Other

[1] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion

Loan mix based on 6/30/2024 regulatory filings

Retail Lending

Average LTV at Origination



120%
100%
80%
60%
40%
20%
0%
63.4%
99.0%
Residential Mortgage
Indirect Auto[1]

Average FICO at Origination



770
750
730
710
690
670
650
752
756
Residential Mortgage
Indirect Auto

Average Remaining Term (months)



150
100
50
0
137
45
Residential Mortgage
Indirect Auto

Origination FICOs > 660



100%
80%
60%
40%
20%
0%
95.0%
97.0%
Residential Mortgage
Indirect Auto

[1] Calculated using "trade-in value" not higher "retail value" of automobile

Funding Metrics

Funding Characteristics	CBNA	Industry[1]
Core Deposits to Total Funding	81.71%	75.27%
Short-Term Non-Core Funding to Total Funding	5.20%	15.12%
Brokered Deposits to Total Deposits	0%	8.81%
Net Loans to Core Deposits	78.38%	96.33%
Net Loans to Deposits	74.63%	81.05%

[1] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion

Funding metrics based on 6/30/2024 regulatory filings

Deposit Granularity

CBNA & Industry (Y/E 2023)


Average Deposit Account Balance
Thousands
$600
$500
$400
$300
$200
$100
$0
$17
$32
CBNA
Industry[1]

Banks that Failed After 2023 Deposit Runs (Y/E 2022)


Average Deposit Account Balance
Thousands
$1,200
$1,000
$800
$600
$400
$200
$0
$201
$508
$1,120
First Republic
Signature
SVB

[1] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion

Averages based on 6/30/2024 regulatory filings

Community
FINANCIAL SYSTEM, INC.

Financial Performance

Financial Performance



Presenter: Joseph Sutaris

Title: EVP, Chief Financial Officer

Years at Company: 14

Years of Industry Experience: 37

Professional Experience:

- EVP, Chief Financial Officer at Community Financial System, Inc.
- SVP, Regional Banking Executive & Municipal Banking Director at Community Financial System, Inc.
- EVP, Chief Financial Officer, Treasurer and Secretary at The Wilber Corporation
- Worked at a privately-held investment holding company

Education:

- B.A, Economics, Rutgers University
- MBA, Finance, Rutgers University
- American Bankers Association Stonier Graduate School of Banking
- New York Bankers Association Graduate School of Management

Community FINANCIAL SYSTEM, INC.

Fundamental Elements of Our Enduring Success


Revenue
Quality, diversification & growth
Capital
Maintaining solid capital levels
Liquidity
Robust liquidity reserves
Core Deposits
Best in class franchise
Asset Quality
Strong & proven asset quality
32 consecutive years of dividend increases[1]

[1] Tied for the second longest streak among the KRX peer group

Focus on Revenue Quality, Diversification and Sustainable Results

- Our businesses each have positive expected returns over the long term while helping balance each other at any particular point in the economic cycle
- Diversification allows us to produce consistent, lower volatility results



Total Operating Revenue[1] Growth
7.3% total operating revenue 10-year CAGR (2013-2023)
Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
6%
5%
4%
3%
2%
1%
0%
$363.4
$704.3
$712.8
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Net Interest Income
Noninterest Revenue
Avg. Fed Funds Rate

Diversified and Complementary Revenue[1]: Growth Rate

Revenue Source (TTM % of Total)	2019	2020	2021	2022	2023	5-Yr Cum
Net Interest Income (61%)	4.1%	2.6%	1.6%	12.3%	4.0%	26.7%
Banking Fees (10%)	(6.5%)	(5.8%)	(2.7%)	11.2%	(2.7%)	(7.3%)
Benefits Administration (17%)	5.3%	4.3%	12.8%	0.9%	2.2%	27.8%
Wealth Management (5%)	0.4%	7.8%	19.2%	(4.7%)	0.9%	24.1%
Insurance & Risk Services (7%)	6.2%	0.5%	5.0%	17.1%	18.3%	55.2%
Total CBU Operating Revenue[1]	**2.8%**	**2.0%**	**4.1%**	**9.5%**	**3.7%**	**23.9%**
Banking Industry[2]	**2.6%**	**(2.4%)**	**(2.6%)**	**9.2%**	**3.3%**	**10.0%**

Sources: S&P Global, Internal filings
[1] Non-GAAP measure. Please see Appendix for details.
[2] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion. Results are regulatory based and include net interest income and noninterest revenue as reported.

Strong Asset Quality

Historically Strong Asset Quality Metrics



Non-Performing Assets ("NPAs")1,2
(NPAs/ Assets)
4.00%
3.00%
2.00%
1.00%
0.00%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
YTD 2024
CBU
Industry 4

Period Average[5]

CBU: 0.36%

Industry: 1.49%



Net Charge-offs ("NCOs")1,3
(NCOs/ Average Loans)
3.00%
2.00%
1.00%
0.00%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
YTD 2024
CBU
Industry 4

Period Average[5]

CBU: 0.19%

Industry: 0.77%

[1] YTD 2024 data as of 6/30/2024.
[2] Bank-level regulatory reporting results. Nonperforming assets include total nonaccrual loans, restructured loans, nonaccrual debt securities and other assets, and other real estate owned.
[3] Bank-level regulatory reporting results. NCOs include checking/overdraft charge-offs.
[4] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion
[5] Simple average of all periods presented

Source: S&P Global

Allowance Industry Comparison

Ample loss coverage compared to industry



Allowance for Credit Losses ("ACL") Ratio[1]
2.00%
1.50%
1.00%
0.50%
0.00%
0.72%
1.51%
CBU
Industry[2]



Allowance Loss Coverage
(ACL Ratio[1] / Average Period Net Charge-Off Ratio)
8.00x
6.00x
4.00x
2.00x
0.00x
7.0x
3.7x
5.4x
4.4x
TTM
10 Years[3]
CBU
Industry[2]



ACL Ratio Trend[1]
1.80%
1.40%
1.00%
0.60%
0.20%
1.61%
1.00%
0.79%
0.82%
1.51%
0.72%
06/19 Q
12/19 Q
06/20 Q
12/20 Q
06/21 Q
12/21 Q
06/22 Q
12/22 Q
06/23 Q
12/23 Q
06/24 Q
CBU
Industry[2]



ACL[1] / NPLs[4]
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1.7x
0.7x
1.5x
1.2x
06/19 Q
12/19 Q
06/20 Q
12/20 Q
06/21 Q
12/21 Q
06/22 Q
12/22 Q
06/23 Q
12/23 Q
06/24 Q
CBU
Industry[2]

[1] Q2 2024 ACL regulatory reporting results.
[2] Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion.
[3] Average net charge-off ratio is a 10-year average from 2014 – 2023
[4] Loan loss reserves as a percent of nonperforming assets plus loans 90 days or more past due and still accruing.

Source: S&P Global

Core Deposit Strength

- Excellent core deposit customer base
  - Focus on generating and retaining core non-time deposits, which made up 84.5% of total deposits at June 30, 2024
  - Average cost of deposits of 1.23% for Q2 2024
- $13.1 billion of total deposits at June 30, 2024
- During the current up-rate cycle[1], CBU has experienced a total funding beta of **24%** as compared to an industry total funding beta of **45%**.

22% cycle to date deposit beta[1]

24% cycle to date funding beta[1]

30% cycle to date interest-bearing deposit beta[1]



Core Deposit Strength Supports Low Overall Funding Costs
Billions
$14
$12
$10
$8
$6
$4
$2
$0
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$5.9
$13.1
0.13%
1.35%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 YTD
Time Deposits
Core Deposits
CBNA Cost of Funds
Industry Cost of Funds*

[1] Deposit or funding beta is calculated as the change in quarterly deposit or total cost of funds compared to the change in the quarterly average federal funds rate. Base period is set as the quarter before the federal funds rate began increasing. Calculation period of cycle todate betas is Q4 2021 (base period) through Q2 2024.

Bank Level Call Report Based Results

*Industry group is defined as U.S. Commercial Banks with assets between $10 billion and $50 billion

Liquidity Position & Sources

Conservative approach

- Loan to deposit ratio of 76.3% as of June 30, 2024
- Investment portfolio consists of lower risk investments
  - 76% US Treasury Securities & Cash Equivalents at 6/30/2024
- Core deposit focused
- The Company's immediately available liquidity sources represent over **200%** of the Company's uninsured deposits, net of collateralized and intercompany deposits, which are estimated at $2.14 billion

Dollars in thousands	June 30, 2024
Cash and cash equivalents	$201,493
FHLB borrowing availability	1,182,480
FRB borrowing capacity	1,165,833
Investments[1]	
US government and agency	3,077,831
MBS and CMO	473,937
Municipals	401,367
Corporates & equity securities	9,502
Less: Pledged securities	(2,071,579)
Net unpledged securities	1,891,058
Total liquidity sources	**$4,440,864**

[1] Includes $432.8 million in net unrealized losses on AFS securities and $103.4 million in net unrealized losses on HTM securities; excludes municipal qualified school construction bonds, equity securities without readily determinable fair values and other investments

Solid Capital Position

Ready to support growth

- Tier 1 leverage ratio maintained well above PCA[1] well-capitalized standards to support future organic growth and strategic M&A
- Risk-based capital ratios maintained well-above KRX peer levels reflective of solid capital position and lower-risk balance sheet



Solid Capital Position
Billions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.03%
11.71%
9.07%
5.38%
$1.86
$1.67
2019
2020
2021
2022
2023
Q2 2024
Shareholders' Equity
Tangible Equity/Tangible Assets[2]
KRX (median) CET1[3] Ratio
Tier 1 Leverage Ratio
CET1[3] Ratio
PCA Well-Capitalized Tier 1 Leverage Ratio

[1] Prompt Corrective Action
[2] Tangible equity and tangible assets are non-GAAP measures. Please see Appendix for details.
[3] Tier 1 Common Capital (CET1) Ratio

Outperformance During Turbulence



Core ROAA[1]
2.0%
1.0%
0.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
YTD 2024
CBU
KRX (median)

Period Average[3]

CBU: 1.27%

KRX: 1.07%



Operating Noninterest Revenues / Operating Revenues[2]
40%
20%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
YTD 2024
CBU
KRX (median)

Period Average[3]

CBU: 33.3%

KRX: 23.7%

[1] Core income, a non-GAAP measure, is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain or loss on the sale of securities, amortization of intangibles, goodwill and nonrecurring items.
[2] Operating noninterest income / operating revenues is defined as total noninterest revenues, excluding only gains from securities transactions (if reported) and nonrecurring items divided by recurring operating revenue, net of interest expense and excluding securities transactions.
[3] Simple average of all periods presented

Source: S&P Global

Company Performance

Second Quarter 2024

$0.95 operating earnings per share[1]

$1.29 PPNR per share[1]

0.05% annualized loan net charge-offs

9.3% loan growth *(from Q2 2023)*

4.5% operating revenues[1] growth *(from Q2 2023)*

0.06% net interest margin expansion *(from Q1 2024)*

1.29% operating return on assets ("ROA")[1]

40% operating noninterest revenues / operating revenues (FTE)[1]

Long Term Earnings and Dividend Growth



$4.00
$3.00
$2.00
$1.00
$0.00
$3.23
$3.53
$1.58
$2.45
$3.57
$1.78
2019
2020
2021
2022
2023
GAAP EPS
Operating EPS
Declared Dividend Per Share

[1] Non-GAAP measure. Please see Appendix for details.

Segment Performance


10Yr Operating Revenue CAGR³: 5.4%
3Yr Avg. Operating Margin⁴: 38.9%
Banking & Corporate
Millions
$600
$400
$200
$0
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue¹
Operating Margin²


10Yr Operating Revenue CAGR³: 12.1%
3Yr Avg. Operating Margin⁴: 42.9%
Employee Benefit Services
Millions
$150
$100
$50
$0
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue¹
Operating Margin²


7Yr Operating Revenue CAGR³: 9.8%
3Yr Avg. Operating Margin⁴: 18.8%
Insurance
Millions
$60
$40
$20
$0
50%
40%
30%
20%
10%
0%
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue¹
Operating Margin²


10Yr Operating Revenue CAGR³: 8.3%
3Yr Avg. Operating Margin⁴: 31.2%
Wealth Management
Millions
$40
$30
$20
$10
$0
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
TTM
Operating Revenue¹
Operating Margin²

[1] Total Operating Revenues includes segment net interest income plus operating noninterest revenues (total noninterest revenues less securities and debt gains/losses). Includes certain intersegment revenues that eliminate upon consolidation.

[2] Operating Margin is calculated by total segment operating pre-tax income divided by total segment operating revenues. Total operating Pre-Tax Income is calculated by segment net interest income plus operating noninterest revenues less provision for credit losses less operating noninterest expenses (total noninterest expenses less acquisition expenses, amortization of intangible assets and other special charges). Includes certain intersegment revenues and expenses that eliminate upon consolidation.

[3] TTM calculation basis

[4] Calculation period ending full year 2023

Capital Deployment

Since 12/31/2018
46.5% operating payout ratio
53.1% payout ratio

Cumulative Earnings (since 12/31/2018)



Millions
$1,100
$1,050
$1,000
$950
$900
$850
$932.2
$1,064.6
Net income
Operating net income[1]

Total Ending Assets



Billions
$20
$15
$10
$5
$0
$10.6
7.7% CAGR
$15.9
12/31/2018
6/30/2024

Capital Deployment Activity (since 12/31/2018)



Cash dividends paid
$494.8
Banking acquisitions (cash)[2]
$199.0
Nonbanking acquisitions[3]
$63.1
Stock repurchases
$98.4
$0
$200
$400
$600
Millions

[1] Non-GAAP measure. Please see Appendix for details.
[2] Excludes stock consideration
[3] Includes purchase price, earnout payments to date & the current value of future earnout payments

Catalysts for Earnings Growth & Shareholder Value Creation

1. Organic and Acquired Growth Opportunities Across all 4 Businesses
2. Robust Liquidity Levels
3. Limited Credit Concentrations
4. Strong Core Deposit Base
5. Strong Capital, Currency & Scale

Loan Repricing Opportunity

- **$2.84 billion** of estimated loan repricing, maturities and prepayments over the next 12 months at a blended rate of **6.20%**
- Weighted average rate on new volume of approximately **7.50%** presents significant net interest income upside opportunity

28% of outstanding loan balances are expected to reprice or be repaid in the next 12 months[1]

Loan Repricing Opportunities

Loans Repricing or cash-flowing over the next 12 months (NTM) *$ in millions*	Repricing Loans[1] *(NTM)*	% of Total Loans	Wtd Avg Rate
Floating & Adjustable Rate Loans			
Floating Rate Loans	$1,060.3	10.6%	8.16%
Adjustable Rate Loans	$193.4	1.9%	4.89%
Total Floating & Adjustable Rate Loans:	**$1,253.7**	**12.5%**	**7.66%**
Fixed Rate Loans			
Scheduled Maturities & Amortizing Cashflows	$1,075.0	10.7%	4.90%
Prepayment Cashflows	$506.6	5.1%	5.36%
Total Fixed Rate Loans:	**$1,581.6**	**15.8%**	**5.05%**
Total Repricing Loans	**$2,835.3**	**28.3%**	**6.20%**

[1] The estimated figures are based on current base modeling assumptions.

Securities Redeployment Opportunity

- Cashflows from maturing investment securities is expected to be **$2.2 billion** over the next 5 calendar years at a blended rate of **1.68%**
- These maturing cashflows create a significant redeployment opportunity that can be redeployed to repay higher cost borrowings or reinvested into new loans or investment securities at higher yields



Maturing Securities Cashflow & Yield
Millions
$800
$600
$400
$200
$0
4%
3%
2%
1%
0%
$69
$367
$618
$700
$426
3.16%
1.73%
1.44%
1.53%
2.00%
2025
2026
2027
2028
2029
Maturing Securities Cashflow
Maturing Securities Yield

Hypothetical Redeployment of Securities Cash Flows and Associated Impact

Hypothetical Impact to Return on Assets (ROA)[1,3]

Reinvestment Rate Above Runoff Rate	2025	2026	2027	2028	2029	EOP
+100 bps	0.00%	0.01%	0.03%	0.06%	0.08%	**0.08%**
+200 bps	0.01%	0.02%	0.07%	0.12%	0.16%	**0.16%**
+300 bps	0.01%	0.03%	0.10%	0.18%	0.25%	**0.25%**
+400 bps	0.02%	0.03%	0.14%	0.24%	0.33%	**0.33%**

Hypothetical Impact to Annual Earnings Per Share (EPS)[2,3]

Reinvestment Rate Above Runoff Rate	2025	2026	2027	2028	2029	5-Yr Cum
+100 bps	$0.01	$0.03	$0.11	$0.20	$0.28	**$0.63**
+200 bps	$0.03	$0.05	$0.22	$0.40	$0.56	**$1.26**
+300 bps	$0.04	$0.08	$0.33	$0.60	$0.84	**$1.89**
+400 bps	$0.05	$0.11	$0.44	$0.80	$1.12	**$2.52**

[1] Assumes average assets increase 3% per year
[2] Assumes shares outstanding increases 0.5% per year
[3] Assumes a 22% tax rate

Opportunities and Financial Targets

Business	Opportunities	Financial Targets	Through the Cycle	10-Yr Average[1]
Community Bank	• De novo branch and market expansion (contiguous) strategy • Balanced approach of organic growth and M&A • Continued focus on asset quality and balance sheet diversification	**Net interest income growth** **Loan growth (organic)** **Credit outlook (NCO %)**	Mid-single digits 5 – 7% < 0.15%	6.4% 3.5% 0.11%
BPAS	• Broadening relationships with large insurance, custodial and wealth partners • Significant opportunities in the collective investment fund market, actuarial services arena and health and welfare plan space • Recent acquisitions have demonstrated ability to expand servicing offerings and unlock new verticals	**BPAS noninterest revenue**	Upper single digit	13.3%
OneGroup	• Continue being a consolidator in a fragmented industry • Broaden geographic footprint • Expand specialty services	**OneGroup noninterest revenue**	Upper single – double digit	10.9%[2]
Community Bank Wealth Management	• Leverage outsourced services capabilities • Embed wealth management capabilities into the Company's sister businesses	**Wealth management noninterest revenue**	Upper single – double digit	8.8%

[1] Simple average of annual growth rates ending 2023

[2] 7-year average

Valuation Considerations

Valuation Considerations

#1	#2	#1	#2 (tied)	0.08%	1.20%
in nonbanking fees/ revenue amongst KRX[1,2]	in fees/ revenue amongst KRX[1]	in cost of funds amongst KRX[1]	in consecutive annual dividend increases amongst KRX	NCO % vs. 0.17% for KRX median[1]	Core ROAA % vs. 1.08% for KRX median[1]

CBU Valuation (Price/ TTM Core[3] EPS)



10Yr Avg. Relative Premium to KRX (median): 4.2x
5Yr Avg. Relative Premium to KRX (median): 6.1x
Current Relative Premium to KRX (median): 5.0x
30x
25x
20x
15x
10x
5x
0x
17.5x
14.1x
12.5x
August 2014
August 2015
August 2016
August 2017
August 2018
August 2019
August 2020
August 2021
August 2022
August 2023
August 2024
CBU
KRX (median)
KRX (top quartile)

[1] TTM basis
[2] Regulatory income statement basis. Nonbank revenue includes fiduciary, investment banking, insurance and other noninterest income to capture employee benefit services revenue
[3] Core income, a non-GAAP measure, is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain or loss on the sale of securities, amortization of intangibles, goodwill and nonrecurring items.

Sources: S&P Global
Analysis current as of 8/30/2024

P/E Reference Framework


Revenue Stability
Employee Benefits (15.9x - 29.8x)
Insurance (25.1x -28.3x)
Wealth (12.3x -13.8x)
KRX (11.3x -14.4x)
Consumer Finance (8.2x -11.7x)
Revenue Quality

[1] Estimates based on the following publicly traded consumer finance firms: ALLY, AXP, BFN, COF, DFS, SLM, SYF
[2] Estimates based on the following publicly traded firms: ADP, BR, HQY, PAYX, SEIC, SSNC
[3] Estimates based on the following publicly traded insurance brokers: AJG, AON, BRO, MMC
[4] Estimates based on the following publicly traded firms: AMG, AMK, ENV, LPLA, RJF, SF

P/E ranges based on top and bottom quartiles based on 2024 estimates
Analysis current as of 8/30/2024

Illustrative P/TBV Context

Nonbanking Business Proxies	ROE	Price/ Revenue	Price/ EBITDA	Price/ Earnings	Valuation	Per Share	Price / TBV
		2024 Estimates			*Illustrative Segment Valuation*		
$ in Millions	*TTM Median*	*Bottom Quartile I Top Quartile*			*Median of 2024 Estimates*		*N/A*
Employee Benefit Services[1]	27.9%	4.3x I 7.7x	13.7x I 20.4x	15.9x I 29.8x	$837.7	$15.81	N/A
Insurance Services[2]	25.5%	5.6x I 6.2x	18.2x I 18.8x	25.1x I 28.3x	$197.2	$3.72	N/A
Wealth Management Services[3]	14.6%	1.7x I 3.8x	8.6x I 9.7x	12.3x I 13.8x	$103.9	$1.96	N/A
				Nonbanking Businesses[4]	**$1,138.8**	**$21.49**	**N/A**

	Q2 2024
CBU Share Price (8/30/2024)	$61.16
CBU TBV (A) [5]	$15.41
Nonbanking Businesses Implied Value (B) [4]	$21.49
CBU Intrinsic TBV (A + B)[4]	$36.58
CBU Intrinsic TBV (incl. AOCI)[4]	$47.55
Implied Price / Intrinsic TBV[4]	1.66x
Implied Price / Intrinsic TBV (incl. AOCI)[4]	1.29x



Price / TBV[5]
5Yr Avg
10Yr Avg
KRX (median): 1.52x 1.71x
KRX (top quartile): 1.80x 2.05x
7x
6x
5x
4x
3x
2x
1x
0x
3.97x
1.90x
1.60x
Aug 2014
Aug 2015
Aug 2016
Aug 2017
Aug 2018
Aug 2019
Aug 2020
Aug 2021
Aug 2022
Aug 2023
Aug 2024
CBU
KRX (median)
KRX (top quartile)

[1] Estimates based on the following publicly traded firms: ADP, BR, HQY, PAYX, SEIC, SSNC
[2] Estimates based on the following publicly traded insurance brokers: AJG, AON, BRO, MMC
[3] Estimates based on the following publicly traded firms: AMG, AMK, ENV, LPLA, RJF, SF
[4] Based on internal Company data for illustrative purposes
[5] Tangible book value (TBV) is a non-GAAP measure. Please see Appendix for details

Analysis current as of 8/30/2024

Community
FINANCIAL SYSTEM, INC.

Closing Remarks

Closing Remarks

Why Invest in CBU?

- Standout business model designed to provide steady, consistent outperformance
- Multiple growth catalysts across all four business lines
- Visible and sustainable high quality earnings upside
- Below average risk approach
- Foundational balance sheet strength

Fully Aligned Management Team

Our Incentive Pay Scorecard

Above Average Return

- Banking PPNR Growth
- Financial Services Operating Earnings Growth
- ROA compared to KRX

Below Average Risk

- Net Charge-offs
- Liquidity
- Capital

Strategic Priorities

Thank you!

INVESTOR RELATIONS CONTACT

Mr. Joseph E. Sutaris

EVP & Chief Financial Officer

Joseph.Sutaris@cbna.com

315.445.7396

Community
FINANCIAL SYSTEM, INC.

Community
FINANCIAL SYSTEM, INC.

Appendix

Glossary of Terms

Term / Acronym	Defined as
ACL	Allowance for credit losses
AFS	Available for sale
AIF	Accredited investment fiduciary
AML	Anti-Money Laundering
AOCI	Accumulated other comprehensive income
AUA	Assets under administration
AUM	Assets under management
AUMA	Assets under management & administration
BSA	Bank Secrecy Act
CAGR	Compounded annual growth rate
CET1	Common equity tier 1
CFA	Chartered financial analyst
CFP	Certified financial planner
CIT	Collective investment trust
CNY	Central New York
CRE	Commercial real estate
DBO	Defined benefit obligation
DC	Defined contribution
EBITDA	Earnings before interest, taxes, depreciation, and amortization
FA	Financial analyst
FTE	Fully taxable equivalent
FTEs	Full-time equivalent staff
GDP	Gross domestic product
HNW	High-net-worth
HRA	Health reimbursement arrangement
HSA	Health savings account

Term / Acronym	Defined as
HTM	Held to maturity
IRA	Individual retirement account
KRX	Ticker for the KBW Regional Banking Index peer group used
LTV	Loan-to-value
NCO	Net charge-offs
NPA	Non-performing assets
NQDC	Nonqualified deferred compensation
NTM	Next twelve months
OFAC	Office of Foreign Assets Control
P&C	Property & casualty
PCA	Prompt corrective action
PPNR	Pre-provision net revenue
RAUM	Regulatory assets under management
RHS	Retirement health savings
RIA	Registered investment advisor
ROA	Return on assets
ROE	Return on equity
SMB	Small-medium businesses with less than 500 employees
TBV	Tangible book value
TPA	Third party administrator
TTM	Trailing twelve months as of 6/30/2024
UHNW	Ultra-high-net-worth
VEBA	Voluntary employees' beneficiary association
Y/E	Year ending
YOY	Year-over-year
YTD	Year to date as of 6/30/2024, unless otherwise noted

Primary Subsidiaries

Banking	Wealth Management Services	Insurance Services	Employee Benefit Services
Community Bank, N.A.	Community Investment Services, Inc.	OneGroup NY, Inc.	Benefit Plans Administrative Services, Inc.
	Nottingham Advisors, Inc.		Benefit Plans Administrative Services, LLC
	Nottingham Trust (Division of Community Bank, N.A.)		BPAS Actuarial & Pension Services, LLC
	The Carta Group, Inc.		Hand Benefits & Trust Company
	OneGroup Wealth Partners, Inc.		Hand Securities, Inc.
			Northeast Retirement Services, LLC
			Global Trust Company, Inc.
			BPAS Trust Company of Puerto Rico
			Fringe Benefits Design of Minnesota, Inc.

Board of Directors

50% Gender, Ethnic & Racially Diverse

92% Independent Membership

8 years average board tenure

58 average director age

Engaged & Diversified



Eric E. Stickels
Chairperson; Risk
Joined: 2015 | Age: 63



Dimitar A. Karaivanov
President & CEO
Joined: 2024 | Age: 42



Raymond C. Pecor III
Exec / Gov / **Risk**
Joined: 2017 | Age: 55



Susan E. Skerritt
Lead Director; Audit / Comp / Risk
Joined: 2021 | Age: 69



Jeffery J. Knauss
Comp / Gov / Risk
Joined: 2021 | Age: 38



Sally A. Steele
Comp / Risk / Trust
Joined: 2003 | Age: 68



Mark J. Bolus
Comp / Exec / Risk / Trust
Joined: 2010 | Age: 58



Kerrie D. MacPherson
Audit / Exec / Gov / Risk
Joined: 2019 | Age: 65



Michele Sullivan
Audit / Risk / Trust
Joined: 2024 | Age: 61



Neil E. Fesette
Audit / Comp / **Exec** / Risk
Joined: 2010 | Age: 58



John Parente
Exec / Gov / Risk / **Trust**
Joined: 2010 | Age: 57



John F. Whipple Jr.
Audit / Exec / **Gov** / Risk
Joined: 2010 | Age: 68

Bold committee membership indicates chairperson

KRX Peer Group

Peer Company Name	Ticker	Location	Total Assets[1]
New York Community Bancorp, Inc.	NYCB	Hicksville, NY	$119,055
Webster Financial Corporation	WBS	Stamford, CT	$76,838
Popular, Inc.	BPOP	Hato Rey, PR	$72,845
Valley National Bancorp	VLY	Morristown, NJ	$62,059
Wintrust Financial Corporation	WTFC	Rosemont, IL	$59,782
Synovus Financial Corp.	SNV	Columbus, GA	$59,606
Old National Bancorp	ONB	Evansville, IN	$53,120
Columbia Banking System, Inc.	COLB	Tacoma, WA	$52,047
BOK Financial Corporation	BOKF	Tulsa, OK	$50,403
Pinnacle Financial Partners, Inc.	PNFP	Nashville, TN	$49,367
Cullen/Frost Bankers, Inc.	CFR	San Antonio, TX	$48,843
Cadence Bank	CADE	Tupelo, MS	$47,984
F.N.B. Corporation	FNB	Pittsburgh, PA	$47,715
SouthState Corporation	SSB	Winter Haven, FL	$45,494
UMB Financial Corporation	UMBF	Kansas City, MO	$45,343
Associated Banc-Corp	ASB	Green Bay, WI	$41,624
Prosperity Bancshares, Inc.	PB	Houston, TX	$39,762
Bank OZK	OZK	Little Rock, AR	$36,836
BankUnited, Inc.	BKU	Miami Lakes, FL	$35,428
Hancock Whitney Corporation	HWC	Gulfport, MS	$35,412
Banc of California, Inc.	BANC	Los Angeles, CA	$35,244
Fulton Financial Corporation	FULT	Lancaster, PA	$31,770
Commerce Bancshares, Inc.	CBSH	Kansas City, MO	$30,569
First Interstate BancSystem, Inc.	FIBK	Billings, MT	$30,290
United Bankshares, Inc.	UBSI	Charleston, WV	$29,957

Peer Company Name	Ticker	Location	Total Assets[1]
Texas Capital Bancshares, Inc.	TCBI	Dallas, TX	$29,855
WaFd, Inc.	WAFD	Seattle, WA	$28,581
Glacier Bancorp, Inc.	GBCI	Kalispell, MT	$27,805
Simmons First National Corporation	SFNC	Pine Bluff, AR	$27,369
United Community Banks, Inc.	UCBI	Blairsville, GA	$27,057
Ameris Bancorp	ABCB	Atlanta, GA	$26,521
Atlantic Union Bankshares Corporation	AUB	Glen Allen, VA	$24,761
Provident Financial Services, Inc.	PFS	Jersey City, NJ	$24,070
First Hawaiian, Inc.	FHB	Honolulu, HI	$23,992
Bank of Hawaii Corporation	BOH	Honolulu, HI	$23,301
Cathay General Bancorp	CATY	Los Angeles, CA	$23,235
Home Bancshares, Inc. (Conway, AR)	HOMB	Conway, AR	$22,920
Eastern Bankshares, Inc.	EBC	Boston, MA	$21,044
WSFS Financial Corporation	WSFS	Wilmington, DE	$20,745
Independent Bank Corp.	INDB	Rockland, MA	$19,411
First BanCorp.	FBP	San Juan, PR	$18,881
Trustmark Corporation	TRMK	Jackson, MS	$18,452
Pacific Premier Bancorp, Inc.	PPBI	Irvine, CA	$18,332
First Financial Bancorp.	FFBC	Cincinnati, OH	$18,166
Hope Bancorp, Inc.	HOPE	Los Angeles, CA	$17,375
CVB Financial Corp.	CVBF	Ontario, CA	$16,151
Community Financial System, Inc.	**CBU**	**Dewitt, NY**	**$15,907**
First Financial Bankshares, Inc.	FFIN	Abilene, TX	$13,164
Brookline Bancorp, Inc.	BRKL	Boston, MA	$11,635
First Commonwealth Financial Corporation	FCF	Indiana, PA	$11,627

[1] $ in millions, as of June 30, 2024

Multifamily & NOO CRE by Location

	Multifamily CRE		Non-owner occupied CRE *(excluding Multifamily CRE)*		Total non-owner occupied CRE ("NOO CRE")	
(000's omitted, except percentages)	Balance[1]	% of Total NOO CRE	Balance[1]	% of Total NOO CRE	Balance[1]	% of Total NOO CRE
Metropolitan Statistical Area ("MSA")[2]:						
Burlington-South Burlington, VT	$166,457	7.0%	$151,075	6.3%	**$317,532**	**13.3%**
Albany-Schenectady-Troy, NY	81,272	3.4%	227,628	9.6%	**308,900**	**13.0%**
Buffalo-Cheektowaga, NY	36,526	1.5%	162,715	6.9%	**199,241**	**8.4%**
Rochester, NY	24,668	1.0%	154,681	6.5%	**179,349**	**7.5%**
Scranton-Wilkes-Barre, PA	60,976	2.5%	103,432	4.4%	**164,408**	**6.9%**
Syracuse, NY	12,071	0.5%	146,597	6.2%	**158,668**	**6.7%**
Utica-Rome, NY	40,208	1.7%	58,224	2.4%	**98,432**	**4.1%**
Ithaca, NY	31,423	1.3%	17,265	0.7%	**48,688**	**2.0%**
All Other MSA – NY[3,4]	87,919	3.7%	107,647	4.5%	**195,566**	**8.2%**
All Other MSA – PA[3,4]	17,932	0.8%	86,766	3.6%	**104,698**	**4.4%**
All Other MSA[3]	23,967	1.0%	252,243	10.6%	**276,210**	**11.6%**
Non-MSAs:						
NY	53,770	2.3%	198,784	8.3%	**252,554**	**10.6%**
All Other Non-MSA	26,492	1.1%	53,482	2.2%	**79,974**	**3.3%**
Total	**$663,681**	**27.8%**	**$1,720,539**	**72.2%**	**$2,384,220**	**100.0%**

[1] Balance indicated reflects the Company's amortized cost basis within each loan pool
[2] Reflects the geographic concentrations of the Company's commercial real estate ("CRE") loan balances by property location (MSA) as of June 30, 2024
[3] The MSAs within these captions are individually less than 2% of total CRE exposure.
[4] The MSAs within these captions include certain counties in adjacent states with a high degree of economic and social integration to the respective core city in New York or Pennsylvania.

Reconciliation of GAAP and Non-GAAP

Community Financial System, Inc.'s management uses the term "non-GAAP" financial measures in their analysis of the Company's performance and operations. Management believes that these non-GAAP financial measures help investors and analysts measure underlying core performance and improves comparability to other organizations that have not engaged in acquisitions or restructuring activities. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. The types of non-GAAP financial measures used in this presentation include:

- Tangible equity, tangible common equity, tangible assets and tangible book value and tangible book value per share are non-GAAP financial measures which Community Financial System, Inc.'s management uses to assess the quality of capital and believes that investors may find useful in their analysis, although these metrics are not necessarily comparable to similar non-GAAP financial measures used by other companies. Tangible equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total equity and adding back the amount of the deferred tax liability related to tax deductible goodwill and other intangible assets. Tangible common equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of stockholders' equity and adding back the amount of the deferred tax liability related to tax deductible goodwill and other intangible assets. Tangible assets is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total assets and adding back the amount of the deferred tax liability related to tax deductible goodwill and other intangible assets. Tangible book value per share is calculated by dividing tangible common equity by the number of shares outstanding at a point in time.
- Net interest margin on a fully tax-equivalent ("FTE") basis, includes an adjustment to net interest income that represents taxes that would have been paid had nontaxable investment securities and loans been taxable. The adjustment attempts to enhance the comparability of the performance of assets that have different tax liabilities.
- Operating earnings, operating revenues, operating revenues (FTE), operating noninterest revenues and operating noninterest expenses are non-GAAP financial measures which Community Financial System, Inc. believes investors may find useful in their analysis to better reflect core performance and enhance comparability to both banking and non-banking organizations. Operating earnings is calculated by excluding the net of tax effect of acquisition expenses, acquisition-related contingent consideration adjustment, net gain (loss) on sale of investments, unrealized gain (loss) on equity securities, amortization of intangible assets, gain (loss) on debt extinguishment, acquisition-related provision for credit losses, restructuring expenses and litigation accrual expenses from net income. Operating revenues is calculated by excluding unrealized gain (loss) on equity securities, gain (loss) on sales of investment securities and the gain (loss) on debt extinguishment from total revenues. Operating revenues (FTE) is calculated by adding the fully tax-equivalent (FTE) adjustment that is applied to net interest income to operating revenues. Operating noninterest revenues is calculated by excluding unrealized gain (loss) on equity securities, gain (loss) on sales of investment securities and the gain (loss) on debt extinguishment from total noninterest revenues. Operating noninterest expenses is calculated by excluding acquisition expenses, acquisition-related contingent consideration adjustment, amortization of intangible assets, restructuring expenses and litigation accrual expenses from noninterest expenses.
- Operating pre-tax, pre-provision net revenue, a non-GAAP financial measure, subtracts the provision for credit losses, acquisition-related expenses, unrealized gain (loss) on equity securities, loss on sales of investment securities, gain on debt extinguishment, amortization of intangible assets, restructuring expenses, and litigation accrual from income before income taxes. The Company's management believes this information helps investors and analysts measure and compare the Company's performance through a credit cycle by excluding the volatility in the provision for credit losses associated with the impact of CECL, helps investors and analysts measure underlying core performance and improves comparability to other organizations that have not engaged in acquisitions or restructuring activities.

Pre-tax, Pre-provision Components

Dollars in thousands, except per share data

	2024 YTD	2023 YTD	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Operating pre-tax, pre-provision net revenue ("PPNR") (non-GAAP)							
Net income (GAAP)	**$88,787**	$54,089	$48,291	$44,129	$33,706	$40,872	**$47,915**
Income taxes	**26,348**	14,357	13,182	11,861	10,089	12,171	**14,177**
Income before income taxes	**115,135**	68,446	61,473	55,990	43,795	53,043	**62,092**
Provision for credit losses	**8,856**	4,252	752	2,878	4,073	6,148	**2,708**
Pre-tax, pre-provision net revenue (non-GAAP)	**123,991**	72,698	62,225	58,868	47,868	59,191	**64,800**
Acquisition expenses	**139**	56	(1)	-	7	35	**104**
Acquisition-related contingent consideration adjustment	**-**	1,000	1,000	80	2,200	-	**-**
Restructuring expenses	**-**	-	-	-	1,163	-	**-**
Litigation accrual	**119**	-	-	-	5,800	119	**-**
Loss on sales of investment securities	**232**	52,329	-	-	-	-	**232**
Unrealized (gain) loss on equity securities	**(883)**	50	50	49	(52)	(16)	**(867)**
Gain on debt extinguishment	**-**	(242)	-	-	-	-	**-**
Amortization of intangible assets	**7,453**	7,372	3,705	3,576	3,563	3,576	**3,877**
Operating pre-tax, pre-provision net revenue ("PPNR") (non-GAAP)	**$131,051**	**$133,263**	**$66,979**	**$62,573**	**$60,549**	**$62,905**	**$68,146**
Operating pre-tax, pre-provision net revenue ("PPNR") per share (non-GAAP)							
Diluted earnings per share (GAAP)	**$1.67**	$1.00	$0.89	$0.82	$0.63	$0.76	**$0.91**
Income taxes	**0.50**	0.27	0.25	0.22	0.19	0.23	**0.26**
Income before income taxes	**2.17**	1.27	1.14	1.04	0.82	0.99	**1.17**
Provision for credit losses	**0.16**	0.08	0.01	0.05	0.07	0.12	**0.06**
Pre-tax, pre-provision net revenue per share (non-GAAP)	**2.33**	1.35	1.15	1.09	0.89	1.11	**1.23**
Acquisition expenses	**-**	-	-	-	-	-	**-**
Acquisition-related contingent consideration adjustment	**-**	0.02	0.02	-	0.04	-	**-**
Restructuring expenses	**-**	-	-	-	0.02	-	**-**
Litigation accrual	**-**	-	-	-	0.11	-	**-**
Loss on sales of investment securities	**-**	0.96	-	-	-	-	**-**
Unrealized (gain) loss on equity securities	**(0.01)**	-	-	-	-	-	**(0.01)**
Gain on debt extinguishment	**-**	-	-	-	-	-	**-**
Amortization of intangible assets	**0.14**	0.13	0.07	0.07	0.07	0.07	**0.07**
Operating pre-tax, pre-provision net revenue ("PPNR") per share (non-GAAP)	**$2.46**	**$2.46**	**$1.24**	**$1.16**	**$1.13**	**$1.18**	**$1.29**

Operating Net Income

Dollars in thousands, except per share data

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Net income (GAAP)	$169,063	$164,676	$189,694	$188,081	$131,924	**$88,787**	**$47,915**
Acquisition expenses, net of tax effect	6,952	3,942	551	3,930	50	**108**	**81**
Acquisition-related contingent consideration adjustments, net of tax effect	-	-	157	(235)	2,591	**-**	**-**
(Gain) loss on sales of investments, net of tax effect	(3,943)	-	-	-	41,340	**180**	**180**
Unrealized (gain) loss on equity securities, net of tax effect	(15)	5	(13)	34	37	**(686)**	**(674)**
Gain on debt extinguishment, net of tax effect	-	(336)	-	-	(191)	**-**	**-**
Acquisition-related provision for credit losses, net of tax effect	-	2,446	-	3,074	-	**-**	**-**
Restructuring expenses, net of tax effect	-	-	-	-	919	**-**	**-**
Litigation accrual, net of tax effect	-	2,357	(79)	-	4,582	**93**	**-**
Amortization of intangible assets, net of tax effect	12,886	11,425	11,044	11,907	11,464	**5,802**	**3,013**
Operating net income (non-GAAP)	**$184,943**	**$184,515**	**$201,354**	**$206,791**	**$192,716**	**$94,284**	**$50,515**

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Diluted earnings per share (GAAP)	$3.23	$3.08	$3.48	$3.46	$2.45	**$1.67**	**$0.91**
Acquisition expenses, net of tax effect	0.13	0.07	0.01	0.07	-	**-**	**-**
Acquisition-related contingent consideration adjustments, net of tax effect	-	-	-	-	0.05	**-**	**-**
(Gain) loss on sales of investments, net of tax effect	(0.07)	-	-	-	0.76	**-**	**-**
Unrealized (gain) loss on equity securities, net of tax effect	-	-	-	-	-	**(0.02)**	**(0.01)**
Gain on debt extinguishment, net of tax effect	-	(0.01)	-	-	-	**-**	**-**
Acquisition-related provision for credit losses, net of tax effect	-	0.05	-	0.05	-	**-**	**-**
Restructuring expenses, net of tax effect	-	-	-	-	0.02	**-**	**-**
Litigation accrual, net of tax effect	-	0.05	-	-	0.08	**-**	**-**
Amortization of intangible assets, net of tax effect	0.24	0.21	0.20	0.22	0.21	**0.12**	**0.05**
Operating diluted earnings per share (non-GAAP)	**$3.53**	**$3.45**	**$3.69**	**$3.80**	**$3.57**	**$1.77**	**$0.95**

Net Interest Margin & Operating ROA

Dollars in thousands

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Net interest margin							
Net interest income	$359,175	$368,403	$374,412	$420,630	$437,285	**$216,399**	**$109,409**
Total average interest-earning assets	9,663,634	11,358,162	13,393,383	14,548,665	14,078,061	**14,591,808**	**14,604,973**
Net interest margin (GAAP)	**3.72%**	**3.24%**	**2.80%**	**2.89%**	**3.11%**	**2.98%**	**3.01%**
Net interest margin (FTE) (non-GAAP)							
Net interest income	$359,175	$368,403	$374,412	$420,630	$437,285	**$216,399**	**$109,409**
Fully tax-equivalent adjustment	4,009	3,939	3,393	4,074	4,242	**1,967**	**953**
Fully tax-equivalent net interest income (non-GAAP)	363,184	372,342	377,805	424,704	441,527	**218,366**	**110,362**
Total average interest-earning assets	9,663,634	11,358,162	13,393,383	14,548,665	14,078,061	**14,591,808**	**14,604,973**
Net interest margin (FTE) (non-GAAP)	**3.76%**	**3.28%**	**2.82%**	**2.92%**	**3.14%**	**3.01%**	**3.04%**

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Average total assets	$11,043,173	$12,896,499	$14,835,025	$15,567,139	$15,242,884	**$15,787,920**	**$15,778,974**
Net income (GAAP)	$169,063	$164,676	$189,694	$188,081	$131,924	**$88,787**	**$47,915**
Return on assets (GAAP)	**1.53%**	**1.28%**	**1.28%**	**1.21%**	**0.87%**	**1.13%**	**1.22%**
Operating net income (non-GAAP)	$184,943	$184,515	$201,354	$206,791	$192,716	**$94,284**	**$50,515**
Operating return on assets (non-GAAP)	**1.67%**	**1.43%**	**1.36%**	**1.33%**	**1.26%**	**1.20%**	**1.29%**

Operating Revenues

Dollars in thousands

	2003	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Operating noninterest revenues (non-GAAP)														
Noninterest revenues (GAAP)	$35,231	$102,180	$119,020	$123,299	$155,625	$202,423	$224,059	$230,619	$228,419	$246,235	$258,725	$214,834	**$144,675**	**$74,390**
Unrealized (gain) loss on equity securities	-	-	-	-	-	-	(657)	(19)	6	(17)	44	47	**(883)**	**(867)**
Loss (gain) on sales of investment securities	53	(80,768)	-	4	-	(2)	-	(4,882)	-	-	-	52,329	**232**	**232**
Loss (gain) on debt extinguishment	2,645	87,336	-	-	-	-	318	-	(421)	-	-	(242)	**-**	**-**
Operating noninterest revenues (non-GAAP)	**$37,929**	**$108,748**	**$119,020**	**$123,303**	**$155,625**	**$202,421**	**$223,720**	**$225,718**	**$228,004**	**$246,218**	**$258,769**	**$266,968**	**$144,024**	**$73,755**
Operating revenues (FTE) (non-GAAP)														
Net interest income (GAAP)	131,828	238,094	244,428	248,420	273,896	315,675	345,055	359,175	368,403	374,412	420,630	437,285	**216,399**	**109,409**
Noninterest revenues (GAAP)	35,231	102,180	119,020	123,299	155,625	202,423	224,059	230,619	228,419	246,235	258,725	214,834	**144,675**	**74,390**
Total revenues (GAAP)	167,059	340,274	363,448	371,719	429,521	518,098	569,114	589,794	596,822	620,647	679,355	652,119	361,074	183,799
Unrealized (gain) loss on equity securities	-	-	-	-	-	-	(657)	(19)	6	(17)	44	47	**(883)**	**(867)**
Loss (gain) on sales of investment securities	53	(80,768)	-	4	-	(2)	-	(4,882)	-	-	-	52,329	**232**	**232**
Loss (gain) on debt extinguishment	2,645	87,336	-	-	-	-	318	-	(421)	-	-	(242)	**-**	**-**
Operating revenues (non-GAAP)	**169,757**	**346,842**	**363,448**	**371,723**	**429,521**	**518,096**	**568,775**	**584,893**	**596,407**	**620,630**	**679,399**	**704,253**	**360,423**	**183,164**
Fully tax-equivalent adjustment (non-GAAP)	12,091	15,060	15,533	12,404	9,961	9,415	4,345	4,009	3,939	3,393	4,074	4,242	**1,967**	**953**
Operating revenues (FTE) (non-GAAP)	**$181,848**	**$361,902**	**$378,981**	**$384,127**	**$439,482**	**$527,511**	**$573,120**	**$588,902**	**$600,346**	**$624,023**	**$683,473**	**$708,495**	**$362,390**	**$184,117**
Noninterest revenues/ total revenues (GAAP)														
Noninterest revenues (GAAP)	35,231	102,180	119,020	123,299	155,625	202,423	224,059	230,619	228,419	246,235	258,725	214,834	**144,675**	**74,390**
Total revenues (GAAP)	167,059	340,274	363,448	371,719	429,521	518,098	569,114	589,794	596,822	620,647	679,355	652,119	**361,074**	**183,799**
Noninterest revenues/ total revenues (GAAP)	**21.1%**	**30.0%**	**32.7%**	**33.2%**	**36.2%**	**39.1%**	**39.4%**	**39.1%**	**38.3%**	**39.7%**	**38.1%**	**32.9%**	**40.1%**	**40.5%**
Operating noninterest revenues/ operating revenues (FTE) (non-GAAP)														
Operating noninterest revenues (non-GAAP)	37,929	108,748	119,020	123,303	155,625	202,421	223,720	225,718	228,004	246,218	258,769	266,968	**144,024**	**73,755**
Operating revenues (FTE) (non-GAAP)	181,848	361,902	378,981	384,127	439,482	527,511	573,120	588,902	600,346	624,023	683,473	708,495	**362,390**	**184,117**
Operating noninterest revenues/ operating revenues (FTE) (non-GAAP)	**20.9%**	**30.0%**	**31.4%**	**32.1%**	**35.4%**	**38.4%**	**39.0%**	**38.3%**	**38.0%**	**39.5%**	**37.9%**	**37.7%**	**39.7%**	**40.1%**

Equity-to-Assets

Dollars in thousands

	2019	2020	2021	2022	2023	Q2 2024
Total tangible assets (non-GAAP)						
Total assets (GAAP)	$11,410,295	$13,931,094	$15,552,657	$15,835,651	$15,555,753	**$15,906,816**
Goodwill and other intangible assets, net	(836,923)	(846,648)	(864,335)	(902,837)	(897,987)	**(905,780)**
Deferred taxes on goodwill and other intangible assets, net	44,742	44,370	44,160	46,130	45,198	**44,921**
Total tangible assets (non-GAAP)	$10,618,114	$13,128,816	$14,732,482	$14,978,944	$14,702,964	**$15,045,957**
Total tangible common equity (non-GAAP)						
Shareholders' equity (GAAP)	$1,855,234	$2,104,107	$2,100,807	$1,551,705	$1,697,937	**$1,670,180**
Goodwill and other intangible assets, net	(836,923)	(846,648)	(864,335)	(902,837)	(897,987)	**(905,780)**
Deferred taxes on goodwill and other intangible assets, net	44,742	44,370	44,160	46,130	45,198	**44,921**
Total tangible common equity (non-GAAP)	$1,063,053	$1,301,829	$1,280,632	$694,998	$845,148	**$809,321**
Shareholders' equity-to-assets ratio (GAAP)						
Total shareholders' equity (GAAP) – numerator	$1,855,234	$2,104,107	$2,100,807	$1,551,705	$1,697,937	**$1,670,180**
Total assets (GAAP) – denominator	11,410,295	13,931,094	15,552,657	15,835,651	15,555,753	**15,906,816**
Shareholders' equity-to-assets ratio (GAAP)	**16.26%**	**15.10%**	**13.51%**	**9.80%**	**10.92%**	**10.50%**
Tangible equity-to-assets ratio (non-GAAP)						
Total tangible common equity (non-GAAP) – numerator	$1,063,053	$1,301,829	$1,280,632	$694,998	$845,148	**$809,321**
Total tangible assets (non-GAAP) – denominator	10,618,114	13,128,816	14,732,482	14,978,944	14,702,964	**15,045,957**
Tangible equity-to-assets ratio (non-GAAP)	**10.01%**	**9.92%**	**8.69%**	**4.64%**	**5.75%**	**5.38%**

Book Value

Dollars and shares in thousands

	2019	2020	2021	2022	2023	Q2 2024
Book value (GAAP)						
Total shareholders' equity (GAAP)	$1,855,234	$2,104,107	$2,100,807	$1,551,705	$1,697,937	**$1,670,180**
Period end common shares outstanding	51,794	53,593	53,878	53,737	53,327	**52,523**
Book value per share (GAAP)	**$35.82**	**$39.26**	**$38.99**	**$28.88**	**$31.84**	**$31.80**
Tangible book value (non-GAAP)						
Total tangible common equity (non-GAAP)	$1,063,053	$1,301,829	$1,280,632	$694,998	$845,148	**$809,321**
Period end common shares outstanding	51,794	53,593	53,878	53,737	53,327	**52,523**
Tangible book value per share (non-GAAP)	**$20.52**	**$24.29**	**$23.77**	**$12.93**	**$15.85**	**$15.41**

Operating Noninterest Expenses

Dollars in thousands

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Operating noninterest expenses (non-GAAP)							
Noninterest expenses (GAAP)	$372,026	$376,534	$388,138	$424,268	$472,685	**$237,083**	**$118,999**
Acquisition expenses	(8,608)	(4,933)	(701)	(5,021)	(63)	**(139)**	**(104)**
Acquisition-related contingent consideration adjustments	-	-	(200)	300	(3,280)	**-**	**-**
Restructuring expenses	-	-	-	-	(1,163)	**-**	**-**
Litigation accrual	-	(2,950)	100	-	(5,800)	**(119)**	**-**
Amortization of intangible assets	(15,956)	(14,297)	(14,051)	(15,214)	(14,511)	**(7,453)**	**(3,877)**
Total operating noninterest expenses (non-GAAP)	**$347,462**	**$354,354**	**$373,286**	**$404,333**	**$447,868**	**$229,372**	**$115,018**

Core Results

Dollars in thousands, except per share data

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Net income (GAAP)	$169,063	$164,676	$189,694	$188,081	$131,924	**$88,787**	**$47,915**
Acquisition expenses, net of statutory tax effect[1]	6,801	3,897	554	3,966	50	**110**	**82**
Acquisition-related contingent consideration adjustments, net of statutory tax effect[1]	-	-	158	(237)	2,591	**-**	**-**
(Gain) loss on sales of investments, net of statutory tax effect[1]	(3,857)	-	-	-	41,340	**183**	**183**
Unrealized (gain) loss on equity securities, net of statutory tax effect[1]	(15)	5	(13)	35	37	**(698)**	**(685)**
Restructuring expenses, net of statutory tax effect[1]	-	-	-	-	919	**-**	**-**
Litigation accrual, net of statutory tax effect[1]	-	2,330	(79)	-	4,582	**94**	**-**
Amortization of intangible assets, net of statutory tax effect[1]	12,605	11,295	11,100	12,019	11,464	**5,888**	**3,063**
FDIC special assessment, net of statutory tax effect[1]	-	-	-	-	1,184	**237**	**(79)**
Core income (non-GAAP)	**$184,597**	**$182,203**	**$201,414**	**$203,864**	**$194,091**	**$94,601**	**$50,479**

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Core income (non-GAAP)	$184,597	$182,203	$201,414	$203,864	$194,091	**$94,601**	**$50,479**
Average total assets (GAAP)	11,043,173	12,896,499	14,835,025	15,567,139	15,242,884	**15,787,920**	**15,778,974**
Core ROAA (non-GAAP)	**1.67%**	**1.41%**	**1.36%**	**1.31%**	**1.27%**	**1.20%**	**1.28%**

	2019	2020	2021	2022	2023	2024 YTD	Q2 2024
Core income (non-GAAP)	$184,597	$182,203	$201,414	$203,864	$194,091	**$94,601**	**$50,479**
Average shareholders' equity (GAAP)	1,794,717	2,026,669	2,064,105	1,733,521	1,595,724	**1,657,543**	**1,633,875**
Core ROAE (non-GAAP)	**10.3%**	**9.0%**	**9.8%**	**11.8%**	**12.2%**	**11.4%**	**12.4%**

[1] 21% statutory tax rate used